UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☐☐☐	Soliciting Material Pursuant to §240.14a-12

Arista Power, Inc.
(Name of Registrant as Specified In Its Charter)

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ARISTA POWER, INC.
1999 Mount Read Boulevard
Rochester, NY 14615
(585) 243-4040

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE:	Wednesday, May 28, 2014, at 10:00 a.m., local time

PLACE:	Offices of Arista Power, Inc., 1999 Mt. Read Boulevard, Rochester, New York 14615

ITEMS OF BUSINESS:	1.	To elect two (2) persons to the Board of Directors of the Company;

	2.	To approve an amendment to the Company’s Amended and Restated 2008 Equity Incentive Plan to increase shares issuable under the Plan by 2,000,000;

	3.	To conduct an advisory vote on executive compensation;

	4.	To conduct an advisory vote on the frequency of future advisory votes on executive compensation; and

	5.	To transact such other business as may properly come before the meeting or any reconvened meeting following any adjournment thereof.

RECORD DATE:	You can vote if you were a shareholder of record on April 4, 2014.

PROXY VOTING:	You can vote either in person at the Annual Meeting or by proxy without attending the meeting. See details under the heading “How do I Vote?”

ANNUAL MEETING DIRECTIONS:	You may request directions to the Annual Meeting via email at ir@aristapower.com or by calling Arista Power Investor Relations at (585) 243-4040.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ARISTA POWER, INC. SHAREHOLDERS’ MEETING TO BE HELD ON MAY 28, 2014:

The Notice of Annual Meeting and Proxy Statement and the 2013 Annual Report are available at:
www.aristapower.com/2014annualmeeting

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ William A. Schmitz
William A. Schmitz Chief Executive Officer

Rochester, New York
April 11, 2014

A form of proxy and a return envelope are enclosed for the use of shareholders.  Your vote is important.  It is requested that you read this Proxy Statement and fill in, date and sign the enclosed proxy and return it in the enclosed envelope whether or not you plan to attend the Annual Meeting of Shareholders on May 28, 2014.

ARISTA POWER, INC.
1999 Mount Read Boulevard
Rochester, NY 14615
___________________________

PROXY STATEMENT
For the Annual Meeting of Shareholders
To Be Held May 28, 2014
___________________________

GENERAL INFORMATION

This Proxy Statement is furnished to shareholders of record of Arista Power, Inc., a New York corporation (the “Company” or “Arista Power”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors”) for use at the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at the Offices of Arista Power, 1999 Mt. Read Boulevard, Rochester, New York 14615 on Wednesday, May 28, 2014, at 10:00 a.m., local time, together with any and all adjournments thereof.

This Proxy Statement, Arista Power’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 that was filed with the Securities Exchange Commission (the “SEC”) on March 31, 2014, and the enclosed proxy is being mailed to the Company’s shareholders starting on or about April 18, 2014.

Solicitation and Voting Procedures

This solicitation of proxies is being made by the Company.  The solicitation is being conducted by mail, and the Company will bear all attendant costs.  These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and any reimbursements paid to brokerage firms and others for their expenses incurred in forwarding the solicitation materials regarding the Annual Meeting to the beneficial owners of the Company’s common stock and the Company’s Series A Convertible Preferred Stock (the “Preferred Stock”).  The Company may conduct further solicitations personally, by telephone or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

The close of business on Friday, April 4, 2014 has been fixed as the record date (the “Record Date”) for determining the holders of shares of common stock entitled to notice of, and to vote at, the Annual Meeting.  As of the close of business on the Record Date, the Company had 20,478,694 shares of common stock and 1,500 shares of preferred stock convertible into 7,500,000 shares of common stock, respectively, issued and outstanding, which are entitled to vote at the Annual Meeting.  Shareholders are entitled to one vote for each share of common stock and 5,000 votes for each share of Preferred Stock held by them.

How do I vote?

Since many shareholders are unable to attend the meeting in person, registered shareholders may vote their proxies by one of the two ways below.  By using your proxy to vote in one of these ways, you authorize the two proxies, whose names are listed on the front of the proxy card accompanying this Proxy Statement, to represent you and vote your shares as you direct.

(1)	You may vote in person. If you attend the meeting, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. Ballots will be available at the meeting.

(2)
You may vote by mail.  You may vote by completing and signing the proxy card enclosed with this Proxy Statement and promptly mailing it in the enclosed postage-prepaid envelope. The shares you own will be voted according to your instructions on the proxy card that you mail. If you sign and return your proxy card but do not indicate your voting instructions on one or more of the matters listed, the shares you own will be voted by the named proxies in accordance with the recommendations of our Board of Directors.

All shareholders of record on the Record Date can attend the Annual Meeting.  In order to be admitted to the meeting, you must present a Notice of Annual Meeting of Shareholders, other proof of ownership of the Company’s common stock as of the Record Date, or a formal invitation, as well as a form of personal photo identification, such as a driver’s license.

Beneficial holders of the Company’s common stock as of the Record Date, whose stock is held of record by another party such as a broker or a bank, should receive voting instructions from their broker, bank or other holder of record.  If a shareholder’s shares are held through a nominee such as a broker or a bank and the shareholder wants to vote at the meeting, such shareholder must obtain a proxy from the nominee record holder (that is, your broker, bank or nominee) authorizing such shareholder to vote at the Annual Meeting.

Shareholders of record should receive a paper copy of our proxy materials and may vote by following the instructions on the proxy card that is included with the proxy materials.  As set forth on the proxy card, mail, mark, date and sign the enclosed proxy card and return it in the postage-paid envelope provided.  Holders of record may also vote by attending the Annual Meeting and voting by ballot.

Persons who submit a proxy or voting instructions need not vote at the Annual Meeting.  However, we will make available written ballots to any shareholder of record or authorized representative of a shareholder of record who wants to vote in person at the Annual Meeting instead of by proxy.  Voting in person will revoke any proxy previously given.

All shares for which a proxy has been duly executed and delivered and not revoked will be voted at the Annual Meeting.  If any other matters are properly presented at the Annual Meeting for consideration and if you have voted your shares by mail, the persons named as proxies will have the discretion to vote on those matters for you.  The deadline under Company’s By-laws for shareholders to notify the Company of any director nominations or proposals to be presented at the Annual Meeting has passed.  On the date of filing this Proxy Statement with the Securities and Exchange Commission, the Board of Directors did not know of any other matter to be raised at the Annual Meeting.

How Can I Change My Vote?

A shareholder of record can revoke his, her or its proxy at any time before it is voted at the Annual Meeting by delivering to the Company (to the attention of Molly Hedges, Chief Financial Officer and Corporate Secretary) a written notice of revocation, by executing a later-dated proxy by mail, or by attending the Annual Meeting and voting in person.

If your shares are held in the name of a broker, bank or other nominee, you must obtain a proxy executed in your favor from the holder of record (that is, your broker, bank or nominee) to be able to vote at the Annual Meeting.

Quorum and Vote Required

The presence at the Annual Meeting of a majority of the voting power of the Company’s outstanding common stock and Preferred Stock voting together in one class, either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.  Abstention votes and any broker non-votes (i.e., votes withheld by brokers on non-routine proposals in the absence of instructions from beneficial owners) will be counted as present or represented at the Annual Meeting for purposes of determining whether a quorum exists.

Two directors will be elected at the Annual Meeting by a plurality of the votes cast.  Accordingly, the nominees receiving the two highest number of “FOR” votes cast at the Annual Meeting shall be elected to the Board of Directors.

A majority of the votes cast at a meeting at which a quorum is present is required in order to approve the remaining proposals – Proposals Numbered 2 through 4.

In the event of a broker non-vote or an abstention with respect to any proposal coming before the Annual Meeting, the proxy will not be deemed to be present and entitled to vote on those proposals for the purpose of determining the total number of shares of which a majority is required for adoption, having the practical effect of reducing the number of affirmative votes required to achieve a majority vote for such matters by reducing the total number of shares from which a majority is calculated.

How Many Votes Are Required to Approve Other Matters?

Unless otherwise required by law or the Company’s By-laws or Certificate of Incorporation, the affirmative vote of a majority of the voting power represented at the Annual Meeting and entitled to vote will be required for other matters that may properly come before the meeting.

Shareholders Sharing the Same Address

The Company is sending only one copy of the Annual Report for 2013 and this Proxy Statement to shareholders of record who share the same last name and address, unless they have notified the Company that they want to continue to receive multiple copies.  This practice, known as “householding,” is designed to reduce duplicate mailings and printings and postage costs.  However, if any shareholder residing at such address wishes to receive a separate Annual Report or Proxy Statement in the future, he or she may contact Molly Hedges, Arista Power’s Corporate Secretary, Arista Power, Inc., 1999 Mt. Read Boulevard, Rochester, NY  14615, or by phone at (585) 243-4040, and the Company will promptly forward to such shareholder a separate Annual Report and Proxy Statement.  The contact information above may also be used by members of the same household currently receiving multiple copies of the Annual Report and Proxy Statement in order to request that only one set of materials be sent in the future.

CORPORATE GOVERNANCE

Introduction

The Company has in place a comprehensive corporate governance framework that reflects the corporate governance requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended.

The Company has adopted a set of Corporate Governance Guidelines and a Code of Business Conduct and Ethics, the full texts of which are available for your review in the Governance section of the Company’s website at www.aristapower.com/investor-relations/corporate-governance, which also are available in print to any shareholder upon written request to the Company’s Corporate Secretary.

Director Independence

The Corporate Governance Guidelines adopted by the Board of Directors provide that a majority of the members of the Board of Directors, and each member of the Audit, Compensation and Corporate Governance Committees, must meet the independence requirements set forth therein.  The full text of the Corporate Governance Guidelines, including the independence requirements, is available for your review in the Governance section of our website at www.aristapower.com/investor-relations/corporate-governance.  At this time, the Company is not subject to the requirements of a national securities exchange or an inter-dealer quotation system with respect to the need to have a majority of its directors as independent.  In the absence of such requirements, the Company elected to use the definition established by Nasdaq which defines an independent director as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship, which in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The definition further provides that the following relationships are considered bars to independence regardless of the Board of Director’s determination:  employment of the director by the Company; employment of the director or an immediate family member by the Company or any parent or subsidiary of the Company at any time thereof during the past three years, other than immediate family members in non-executive officer positions; $120,000 compensation to the director from the Company; employment of the director as an executive officer of another entity where the applicable director of the Company or an immediate family member of such director has served on the compensation committee of such other entity at any time during the past three years; service by the director or an immediate family member of the director as a partner, controlling shareholder or executive officer of any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than (i) payments arising solely from investments in the Company’s securities or (ii) payments under non-discretionary charitable contribution matching programs; or a director or an immediate family member of the director being a partner of our outside auditor or having been a partner or employee of our outside auditor who worked on our audit during the past three years.

Based on the review and recommendation of the Company’s Corporate Governance Committee, the Board of Directors has determined that each of Dov Schwell, Steven DiNunzio, Ira A. Greenstein and George Naselaris is an independent director in accordance with the Corporate Governance Guidelines and, thus, that a majority of the current Board of Directors, and each member or nominee intended to become a member of the Audit, Compensation and Corporate Governance Committees, is independent. Each of William A. Schmitz and Mark Matthews is not an independent director.

Director Selection Process

In connection with this Annual Meeting, the Company’s Nominating and Corporate Governance Committee recommended, and the Company’s full Board of Directors identified and nominated, two individuals qualified to become a Board member.  The Board of Directors believes that person nominated to serve as a director should possess certain minimum qualifications including integrity, absence of conflicts of interest, demonstrated achievement in one or more fields, management or policy-making experience, business understanding and available time.  These are only threshold criteria, however, and the Board of Directors may also consider the contributions that a candidate can be expected to make to the collective functioning of the Board based on the totality of the candidate’s credentials, experience and expertise, the composition of the Board of Directors at the time, and other relevant circumstances.  The Board of Directors may also approve the candidacy of a nominee who does not satisfy all of these requirements if it believes the service of such nominee is in the best interests of the Company.  Generally, the Nominating and Corporate Governance Committee and the Board of Directors will first consider current Board members because they meet the criteria listed above and possess an in-depth knowledge of the Company, its history, strengths, weaknesses, goals and objectives.  While the Nominating and Corporate Governance Committee and Board of Directors do not have a formal policy with regard to the consideration of diversity in identifying director nominees, the Board of Directors seeks a diverse and appropriate balance of members who have the experiences, qualifications, attributes or skills that are necessary to oversee a publicly traded, growth-oriented organization that operates in the energy field, when considering the overall composition of the Board.  In addition, the Board of Directors seeks directors with experience in a variety of professional disciplines and business ventures that can provide diverse perspectives on the Company’s operations.  The Nominating and Corporate Governance Committee and the Board of Directors each evaluates the types of backgrounds that are needed to strengthen and balance the Board of Directors based on the foregoing factors and will nominate candidates to fill vacancies accordingly.

When seeking candidates for director, the Nominating and Corporate Governance Committee and Board of Directors may solicit suggestions from management or others.  After conducting an initial evaluation and considering the candidate suitable, the Nominating and Corporate Governance Committee or Board of Directors will interview the candidate and may ask the candidate to meet with other directors and management.

The Nominating and Corporate Governance Committee will consider director candidates recommended by the Company’s shareholders.  Shareholders may recommend director candidates by contacting the Chairman of the Board as provided under the heading “Director Communications.”  The Nominating and Corporate Governance Committee considers candidates suggested by its members, other directors, senior management and shareholders in anticipation of upcoming elections and actual or expected Board of Director vacancies.  All candidates, including those recommended by shareholders, are evaluated on the same basis in light of the entirety of their credentials and the needs of the Board of Directors and the Company.  Under “Proposal No. 1 – Election of Directors” below, we provide an overview of each nominee’s experience, qualifications, attributes and skills that led the Nominating and Corporate Governance Committee and the Board of Directors to determine that each nominee should serve as a member of the Board of Directors.

Director Communications

Shareholders and other interested parties may communicate with:  (i) the Board of Directors, by contacting the Chairman of the Board; and (ii) the Audit Committee, the Compensation Committee, or the Nominating and Corporate Governance Committee of the Board of Directors, by contacting the Chairman of each such committee.  All communications should be in writing, should indicate in the address whether the communication is intended for the Chairman of the Board or a Committee Chairman, and should be directed care of Arista Power’s Corporate Secretary, Molly Hedges, Arista Power, Inc., 1999 Mt. Read Boulevard, Rochester, New York 14615.

The Corporate Secretary will relay correspondence (i) intended for the Board of Directors, to the Chairman of the Board, who will, in turn, relay such correspondence to the entire Board of Directors, and (ii) intended for the Audit Committee, Compensation Committee, or Nominating and Corporate Governance Committee, to the applicable Chairman of such committees.

The Corporate Secretary may filter out and disregard or re-direct (without providing a copy to the directors or advising them of the communication), or may otherwise handle at his or her discretion, any director communication that falls into any of the following categories:

●	Unsolicited marketing or advertising material or mass mailings;

●	Unsolicited newsletters, newspapers, magazines, books and publications;

●	Surveys and questionnaires;

●	Resumes and other forms of job inquiries;

●	Requests for business contacts or referrals;

●	Obscene materials;

●	Material that is threatening or illegal; or

●	Any communications or materials that are not in writing.

In addition, the Corporate Secretary may handle in his or her discretion any director communication that can be described as an “ordinary business matter.”  Such matters include the following:

●	Routine questions, service and product complaints and comments that can be appropriately addressed by management; and

●	Routine invoices, bills, account statements and related communications that can be appropriately addressed by management.

BOARD OF DIRECTORS AND COMMITTEES

Board of Directors

The Board of Directors held twenty-seven meetings in 2013.  In 2013, each of the Company’s directors attended or participated in 75% or more of the aggregate of (i) the total number of regularly scheduled meetings of the Board of Directors held during the period in which each such director served as a director and (ii) the total number of regularly scheduled meetings held by all committees of the Board of Directors during the period in which each such director served on such committees.

Directors are encouraged to attend the Company’s Annual Meetings of Shareholders, and the Company generally schedules a meeting of the Board of Directors on the same date and at the same place as the Annual Meeting of Shareholders to encourage director attendance.  All of the members constituting the Board of Directors at the time of the 2013 Annual Meeting of Shareholders attended the 2013 Annual Meeting of Shareholders, other than John P. Blake.

Board of Directors Leadership Structure and Risk Oversight Role

The Company has chosen to separate the position of Chairman of the Board of Directors and Chief Executive Officer.  The Company believes that this separation of positions is the most appropriate structure for effectively dealing with both management and risk oversight at this stage in our development.  As Chairman of the Board of Directors, Dov Schwell provides overall leadership to the Board of Directors in its oversight function while, as Chief Executive Officer, William A. Schmitz provides leadership in respect to the day-to-day management and operation of the Company’s businesses.

The Board of Directors as a whole, and through its committees, has responsibility for the oversight of the Company’s risk management, including the review of the policies with respect to risk management and risk assessment.  With the oversight of the full Board of Directors, the Company’s senior management is responsible for the day-to-day management of the material risks the Company faces.  The Board of Directors is required to satisfy itself that the risk management process implemented by management is adequate and functioning as designed.

Each of the Audit, Compensation, and Nominating and Corporate Governance Committees oversees certain aspects of risk management and reports its respective findings to the full Board of Directors.  The Audit Committee is responsible for overseeing risk management of financial matters, financial reporting, the adequacy of the risk-related internal controls, internal investigations, and security risks, generally.  The Nominating and Corporate Governance Committee oversees our corporate governance guidelines and governance-related risks, such as board independence.  The Compensation Committee oversees risks related to compensation policies and practices.

Board Committees

The Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.

The Audit Committee

The Audit Committee consists of Steven DiNunzio (Chairman), George Naselaris and Dov Schwell, and is responsible for, among other things, the appointment, compensation, removal and oversight of the work of the Company’s independent registered public accounting firm.  The Audit Committee also oversees management’s performance of its responsibility for the integrity of the Company’s accounting and financial reporting and its systems of internal controls, the performance of the Company’s internal audit function and the Company’s compliance with legal and regulatory requirements.  The Audit Committee operates under a written Audit Committee charter adopted by the Board of Directors, which can be found in the Governance section of our web site, www.aristapower.com/investor-relations/corporate-governance, and is also available in print to any shareholder upon request to the Corporate Secretary.  The Audit Committee held seven meetings during 2013.  The Board of Directors has determined that (i) all of the members of the Audit Committee are independent within the meaning of the rules promulgated by Nasdaq and the Company’s Corporate Governance Guidelines, and (ii) Mr. DiNunzio qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

The Compensation Committee

The Compensation Committee is responsible for, among other things, reviewing, evaluating and approving all compensation arrangements for the executive officers of the Company, administering the Company’s 2008 Equity Incentive Plan, as amended and restated, and recommending to the Board of Directors the compensation for Board members, such as retainers, committee and other fees, stock option, restricted stock and other stock awards, and other similar compensation as deemed appropriate.  The Compensation Committee confers with the Company’s executive officers when making the above determinations.  The Compensation Committee currently consists of    Ira Greenstein (Chairman), Steven DiNunzio and George Naselaris.  The Compensation Committee held seven meetings during 2013.  The Compensation Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, www.aristapower.com/investor-relations/corporate-governance, and which is also available in print to any shareholder upon request to the Corporate Secretary.  The Board of Directors has determined that all of the members of the Compensation Committee are independent within the meaning of the rules promulgated by Nasdaq and the Company’s Corporate Governance Guidelines.

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for, among other things, reviewing and reporting to the Board of Directors on matters involving relationships among the Board of Directors, the shareholders and senior management.  The Nominating and Corporate Governance Committee (i) reviews the Corporate Governance Guidelines and other policies and governing documents of the Company and recommends revisions as appropriate, (ii) reviews any potential conflicts of interests of independent directors, (iii) reviews and monitors related person transactions, (iv) reviews and determines director independence, and makes recommendations to the Board of Directors regarding director independence, (v) develops the criteria and qualifications for membership on the Board of Directors, (vi) recommends candidates to fill new or vacant positions on the Board of Directors, and (vii) conducting appropriate inquiries into the backgrounds of potential candidates.  The Nominating and Corporate Governance Committee currently consists of Ira Greenstein (Chairman), George Naselaris, and Dov Schwell.  The Nominating and Corporate Governance Committee held two meetings in 2013.  The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, www.aristapower.com/investor-relations/corporate-governance, and which is also available in print to any shareholder upon request to the Corporate Secretary.  The Board of Directors has determined that all of the members of the Nominating and Corporate Governance Committee are independent within the meaning of the rules promulgated by Nasdaq and the Company’s Corporate Governance Guidelines.

2013 COMPENSATION FOR NON-EMPLOYEE DIRECTORS

Annual compensation for non-employee directors for 2013 was comprised entirely of awards of options to purchase the Company’s common stock, as is described in more detail below.

Director Equity Grants

Pursuant to the Company’s 2008 Equity Incentive Plan, as amended and restated (the “2008 Plan”), each non-employee director of the Company who is deemed to be independent receives, on each January 5th (or the next business day thereafter if January 5th is not a business day), an automatic grant of an option to purchase 20,000 shares of common stock of the Company, which vests immediately upon grant.  The exercise price of such options is equal to the closing price of the common stock on the date of the option grant, and the term of such options is ten years.  A new independent director who becomes a member of the Board of Directors during the course of the calendar year receives an automatic grant on the date that he or she becomes a director in the amounts specified above, pro-rated based on the calendar month of the year in which such person became a director.  The options are granted on a going-forward basis, before the director completes his or her service for the calendar year.  All such grants of options to independent directors are subject to certain terms and conditions described in the 2008 Plan.

Chairman of the Board of Directors and Chairman of Committees of the Board of Directors

Pursuant to the 2008 Plan, the Chairman of the Board of Directors receives on each January 5th (or the next business day thereafter if January 5th is not a business day) an additional automatic grant of an option to purchase 10,000 shares of common stock of the Company, which vest immediately upon grant, pursuant to the terms of the 2008 Plan.  Additionally, each of the Chairman of the Audit Committee, the Chairman of the Compensation Committee and the Chairman of the Nominating and Corporate Governance Committee receives on each January 5th (or the next business day thereafter if January 5th is not a business day) an additional automatic grant of an option to purchase the following shares of common stock of the Company, which vest immediately upon grant, pursuant to the terms of the 2008 Plan in the following amounts:  (1) the Chairman of the Audit Committee - 10,000; (2) the Chairman of the Compensation Committee - 7,500; and (3) the Chairman of the Nominating and Corporate Governance Committee - 7,500.

The exercise price of such options is equal to the closing price of the common stock on the date of the option grant, and the term of such options is ten years.  A director who becomes the Chairman of the Board of Directors and/or the Chairman of a Committee of the Board of Directors during the course of the calendar year receives an automatic grant on the date that he or she assumes such position in the amounts specified above, pro-rated based on the calendar month of the year in which such person assumes the applicable position.  The options are granted on a going-forward basis, before the director completes his or her service for the calendar year.  All such grants of options to non-employee directors are subject to certain terms and conditions described in the 2008 Plan.  Dov Schwell has been Chairman of the Board of Directors since June 10, 2010, Steven DiNunzio has been Chairman of the Audit Committee since March 10, 2010 and Ira A. Greenstein has been the Chairman of the Compensation Committee and Chairman of the Nominating and Corporate Governance Committee since August 27, 2013.

2013 Director Compensation Table

The following table lists compensation paid in 2013 to any person who served as a non-employee director during 2013.  This table does not include compensation paid to William A. Schmitz or Mark Matthews, each of whom served as a director and also was a named executive officer in 2013, as neither received additional compensation for his service as a director.

Name	Dates of Board Service During 2013	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)		All Other Compensation ($)	Total ($)
Dov Schwell	01/01/2013–12/31/2013	—	33,780	(2)	—	33,780
Steven DiNunzio	01/01/2013–12/31/2013	—	37,419	(3)	—	37,419
Ira A. Greenstein	08/27/2013–12/31/2013	—	10,333	(4)	—	10,333
George Naselaris	01/01/2013–12/31/2013	—	22,520	(5)	—	22,520
John P. Blake	01/01/2013–08/27/2013	—	30,695	(6)	—	30,695
Pierre Leignadier	01/01/2013–05/22/2013	—	30,695	(6)	—	30,695

(1)
Represents the aggregate grant date fair value of options to purchase common stock granted to such director, computed in accordance with the Financial Accounting Standards Board ASC Topic 718.  In valuing such awards, the Company made certain assumptions.  For a discussion of those assumptions, please see Note 6 to the Company’s Consolidated Financial Statements included in its Annual Report on Form 10-K for 2013.

(2)
Consists of an option to purchase 30,000 shares of common stock with an exercise price of $1.22 per share granted on January 7, 2013 as the automatic annual grants of options pursuant to the Company’s 2008 Equity Incentive Plan, as amended and restated (the “2008 Plan”).

(3)
Consists of an option to purchase 30,000 shares of common stock with an exercise price of $1.22 per share granted on January 7, 2013 as the automatic annual grant of options pursuant 2008 Plan and an option to purchase 5,625 shares of common stock with an exercise price of $0.70 per share granted on May 22, 2013 as the automatic annual grant of options pursuant 2008 Plan.

(4)	Consists of an option to purchase 14,583 shares of common stock with an exercise price of $0.50 per share granted on August 27, 2013 as the automatic annual grant of options pursuant 2008 Plan.
(5)	Consists of an option to purchase 20,000 shares of common stock with an exercise price of $1.22 per share granted on January 7, 2013 as the automatic annual grant of options pursuant 2008 Plan.
(6)	Consists of an option to purchase 27,500 shares of common stock with an exercise price of $1.22 per share granted on January 7, 2013 as the automatic annual grant of options pursuant 2008 Plan.

Director Beneficial Ownership

Non-employee directors who served on the Board of Directors during 2013 beneficially owned the following shares of the Company’s common stock and options to purchase shares of the Company’s common stock, as of December 31, 2013:

Name	Common Stock		Options to Purchase Common Stock
Dov Schwell	300	(1)	82,500
Steven DiNunzio	105,000		118,108
Ira. A. Greenstein	0		14,583
George Naselaris	10,000		60,000
Pierre Leignadier	105,650		72,500
John P. Blake	100		74,167

(1)	Shares held by his minor children who share the same home.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review of Related Person Transactions

On April 28, 2010, the Board of Directors adopted a Statement of Policy with respect to Related Person Transactions, which is administered by Corporate Governance Committee.  This policy covers any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a Related Person has a direct or indirect material interest.  Related Persons include directors, director nominees, executive officers, any beneficial holder of more than 5% of any class of the Company’s voting securities, and any immediate family member of any of the foregoing persons.  Transactions that fall within this definition are considered by the Nominating and Corporate Governance Committee for approval, ratification or other action.  Based on its consideration of all of the relevant facts and circumstances, the Nominating and Corporate Governance Committee will decide whether or not to approve such transaction and will approve only those transactions that are in the best interests of the Company and its shareholders.  If the Company becomes aware of an existing Related Person Transaction that has not been approved under this Policy, the matter will be referred to the Corporate Governance Committee.  The Nominating and Corporate Governance Committee will evaluate all options available, including ratification, revision or termination of such transaction.

Transactions with Related Persons

During 2012 and 2013, there were no transactions that were subject to the Statement of Policy with respect to Related Person Transactions.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the common stock of the Company, (ii) each of the Company’s directors, director nominees, and named executive officers, and (iii) all directors and executive officers of the Company as a group.  Unless otherwise noted in the footnotes to the table, to the best of the Company’s knowledge, the persons named in the table have sole voting and investing power with respect to all shares indicated as being beneficially owned by them.

Unless otherwise noted, the security ownership information provided below is given as of April 1, 2014 and all shares are owned directly, and includes shares with underlying options which can be exercised within 60 days (but such shares underlying options are not deemed outstanding for computing the percentage of any other person).  Percentage ownership information is based on 20,038,694 outstanding shares of common stock.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage Ownership of Common Stock
Paul Packer(1) Globis Capital Partners, L.P.(1) Globis Capital Advisors, L.L.C. (1) Globis Capital Management, L.P. (1) Globis Capital, L.L.C. (1) 805 Third Avenue 15th Floor New York, N.Y. 10022	1,800,000	(1)	8.7%

William A. Schmitz	1,170,332	(2)	5.8%
Molly Hedges	203,513	(3)	1.0%
Adeeb Saba	587,500	(4)	2.9%
Mark Matthews	343,119	(5)	1.7%
Dov Schwell	112,800	(6)	*
Steven DiNunzio	235,708	(7)	1.3	2%
Ira A. Greenstein	49,583	(8)	*
George Naselaris	90,000	(9)	*
All directors and executive officers and nominees as a group (8 persons)	2,792,555		13.4%

*	less than 1% of the outstanding shares of common stock.

(1)
Based on the Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2014 by Paul Packer,  Globis Capital Partners, L.P., Globis Capital Advisors, L.L.C., Globis Capital Management, L.P., Globis Capital, L.L.C., together with relevant subsidiaries and members of the filing group.  Each of the members of the filing group reported that it had shared voting and dispositive power over the shares it beneficially owned.  The holdings consist of a total of 1,200,000 shares already issued and outstanding and 600,000 warrants to purchase common stock that can be exercised within 60 days.

(2)
Consists of:  (a) 323,832 shares held by Mr. Schmitz directly; (b) 625,000 shares held by Mr. Schmitz’s IRA; (c) an option to purchase 75,000 shares of common stock issued pursuant to the Company’s 2008 Equity Incentive Plan, as amended and restated (the “2008 Plan”), that can be exercised within 60 days; and (d) 146,500 warrants to purchase common stock that can be exercised within 60 days.

(3)
Consists of:  (a) 92,538 shares held by Ms. Hedges directly; (b) 37,500 shares held by Ms. Hedges’ IRA; (c) options to purchase 8,350 shares of common stock issued pursuant to the 2008 Plan that can be exercised within 60 days; and (d) 65,125 warrants to purchase common stock that can be exercised within 60 days.

(4)
Consists of:  (a) 338,750 shares held by Mr. Saba directly; (b) 200,000 shares held by Mr. Saba’s IRA; (c) options to purchase 40,000 shares of common stock issued pursuant to the 2008 Plan that can be exercised within 60 days; and (d) 8,750 warrants to purchase common stock that can be exercised within 60 days.

(5)
Consists of:  (a) 142,619 shares held by Mr. Matthews directly; (b) 175,000 shares held by Mr. Matthews’ IRA; (c) options to purchase 15,000 shares of common stock issued pursuant to the 2008 Plan that can be exercised within 60 days; and (d) 10,500 warrants to purchase common stock that can be exercised within 60 days.

(6)
Consists of:  (a) options to purchase 112,500 shares of common stock issued pursuant to the 2008 Plan that can be exercised within 60 days; and (b) an aggregate of 300 shares held by Mr. Schwell’s children who share the same home.

(7)
Consists of (a) 105,000 shares held by Mr. DiNunzio directly; (b) 9,975 shares held by Mr. DiNunzio’s IRA; (c) 118,108 options to purchase common stock issued pursuant to the 2008 Plan that can be exercised within 60 days; and (d) 2,625 warrants to purchase common stock that can be exercised within 60 days.

(8)	Consists of options to purchase 49,583 shares of common stock issued pursuant to the 2008 Plan that can be exercised within 60 days.
(9)	Consists of (a) 10,000 shares held by Mr. Naselaris directly and (b) options to purchase 80,000 shares of common stock issued pursuant to the 2008 Plan that can be exercised within 60 days.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, executive officers, and any persons holding more than ten percent of a registered class of the Company’s equity securities are required to file reports of ownership and changes in ownership, on a timely basis, with the SEC.  Based on material provided to the Company, the Company believes that all such required reports were filed on a timely basis in 2013.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation paid or awarded for the fiscal years ended December 31, 2013 and December 31, 2012 to (1) the Company’s Chief Executive Officer, (2) the two other highest paid executive officers of the Company during 2013 and (3) one additional former executive officer who would have been in the top highest paid two but for the fact that he was not serving as an executive officer at the end of the last completed fiscal year (collectively the “named executive officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)			All Other Compensation ($)		Total ($)
William A. Schmitz,	2013	33,906			73,225	(2)	(3)	9,085	(4)	116,216
Chief Executive Officer	2012	257,419	—	—	29,640	(5)		8,480	(4)	295,539

Molly Hedges,	2013	59,846			44,000	(2)	(6)	506	(4)	104,452
Chief Financial Officer	2012	152,000			1,890	(5)		390	(4)	154,280

Adeeb Saba,	2013	153,692	10,000		53,820	(2)	(7)	9,098	(4)	226,610
Chief Operating Officer	2012	182,419		—	—			8,480	(4)	190,899

Mark Matthews,	2013	168,981	46,447		263,348	(2)	(8)	8,478	(4)	487,254
Former President	2012	182,419	75,466	—	—			8,480	(4)	266,365

(1)
The amounts shown in these columns reflect the aggregate grant date fair value of stock option and restricted stock awards computed in accordance with FASB ASC Topic 718.  In valuing such awards, the Company made certain assumptions.  For a discussion of those assumptions, please see Note 6 to the Company’s Financial Statements included in its Annual Report on Form 10-K for the Fiscal Year ended December 31, 2013.

(2)
On July 31, 2013, the exercise prices of stock options held by Mr. Schmitz, Ms. Hedges, Mr. Saba and Mr. Matthews were reduced to $0.75 per share.  This amount represents the fair value as of July 31, 2013 for this reduction of exercise price, as computed in accordance with FASB Topic 718.  In valuing such reductions in exercise prices, the Company made certain assumptions.  For a discussion of those assumptions, please see Note 6 to the Company’s Financial Statements included in its Annual Report on Form 10-K for the Fiscal Year ended December 31, 2013.

(3)
On July 31, 2013, Mr. Schmitz was granted a stock option to purchase 200,000 shares of common stock at an exercise price of $0.38 per share.  The option vests as follows:  (a) one third over three years beginning on the first anniversary of the date of grant; (b) one third upon the Company reporting aggregate revenue in four consecutive quarters of $10 million or more; and (c) one third upon the Company reporting positive cash flow from operations in two consecutive quarters.

(4)	Consists of amounts paid for health insurance, dental insurance, and group life insurance.
(5)
On May 9, 2012, the exercise prices of Mr. Schmitz’s and Ms. Hedges stock options and certain of his or her warrants was reduced to $1.67 per share.  This amount represents the fair value as of May 9, 2012 for this reduction of exercise price, as computed in accordance with FASB Topic 718.  In valuing such reductions in exercise price, the Company made certain assumptions.  For a discussion of those assumptions, please see Note 6 to the Company’s Financial Statements included in its Annual Report on Form 10-K for the Fiscal Year ended December 31, 2013.

(6)
On July 31, 2013, Ms. Hedges was granted a stock option to purchase 125,000 shares of common stock at an exercise price of $0.38 per share.  The option vests as follows:  (a) one third over three years beginning on the first anniversary of the date of grant; (b) one third upon the Company reporting aggregate revenue in four consecutive quarters of $10 million or more; and (c) one third upon the Company reporting positive cash flow from operations in two consecutive quarters.

(7)
On July 31, 2013, Mr. Saba was granted a stock option to purchase 100,000 shares of common stock at an exercise price of $0.38 per share.  The option vests as follows:  (a) one third over three years beginning on the first anniversary of the date of grant; (b) one third upon the Company reporting aggregate revenue in four consecutive quarters of $10 million or more; and (c) one third upon the Company reporting positive cash flow from operations in two consecutive quarters.  On September 9, 2013, Mr. Saba was granted a stock option to purchase 40,000 shares of common stock at an exercise price of $0.45 per share.  The option vests in equal installments on the 6-month and 12-month anniversary of the date of grant;

(8)
On July 31, 2013, Mr. Matthews was granted a stock option to purchase 750,000 shares of common stock at an exercise price of $0.38 per share.  The option would have vested as follows:  (a) one third over three years beginning on the first anniversary of the date of grant; (b) one third upon the Company reporting aggregate revenue in four consecutive quarters of $10 million or more; and (c) one third upon the Company reporting positive cash flow from operations in two consecutive quarters.  This option was terminated in November 2013 upon Mr. Matthews no longer being an employee of the Company.

Employment Agreements

William A. Schmitz.  On November 15, 2009, the Company entered into an employment agreement with Mr. Schmitz which provided for an initial three-year employment term, which term automatically renewed for successive one-year terms unless terminated by Mr. Schmitz or the Company at least sixty days prior to the end of the term or any subsequent renewal term.  Mr. Schmitz’s annual base compensation was $225,000 during the first year of the term, and $250,000 per year thereafter.  He was eligible to receive a bonus of $25,000 contingent upon the Company recording an aggregate of $2.5 million of (i) revenue and (2) state and federal government grants prior to December 31, 2010, which did not occur.  In addition, Mr. Schmitz was eligible for a further bonus at the discretion of the Compensation Committee of the Company.  Pursuant to his agreement, Mr. Schmitz received an option to purchase 75,000 shares of the Company’s common stock pursuant to the Company’s 2008 Equity Incentive Plan, as amended and restated, with such option having a 10-year term and vesting of 12,500 shares on November 15, 2010, 12,500 shares on November 15, 2011 and 50,000 shares on November 15, 2012.  Mr. Schmitz was subject to non-competition covenant during the term of his employment and for a period of one year thereafter.  Upon termination of Mr. Schmitz’s employment for any reason, he was entitled to receive all unpaid salary, earned bonuses, vacation and other accrued benefits through the date of termination.  If Mr. Schmitz’s employment was terminated without “Good Cause,” as defined in the Employment Agreement, he was also entitled to severance payments in an amount equal to the annual salary at the rate in effect as of the date of termination for the remainder of the term but not less than two times his annual salary, and payment of health insurance premiums for himself and his family for twelve months immediately after termination.  On July 29, 2013, Mr. Schmitz and the Company entered into a Termination of Employment Agreement pursuant to which Mr. Schmitz terminated his Employment Agreement with the Company, effective July 29, 2013, and became an at-will employee of the Company.

Molly Hedges.  On March 1, 2010, the Company entered into an employment agreement with Ms. Hedges which provided for an initial three-year employment term, which term automatically renewed for successive one-year terms unless terminated by Ms. Hedges or the Company at least sixty days prior to the end of the term or any subsequent renewal term.  Mr. Hedges’ annual base compensation was set at $140,000 per year.  Pursuant to her agreement, Ms. Hedges received an option to purchase 5,000 shares of the Company’s common stock pursuant to the Company’s 2008 Equity Incentive Plan, as amended and restated, with such option having a 10-year term and vesting of 1,700 shares on March 1, 2011, 1,650 shares on March 1, 2012 and 1,650 shares on March 1, 2013.  Ms. Hedges was subject to non-competition covenant during the term of her employment and for a period of one year thereafter.  Upon termination of Ms. Hedges’ employment for any reason, she was entitled to receive all unpaid salary, earned bonuses, vacation and other accrued benefits through the date of termination.  If Ms. Hedges’ employment was terminated without “Good Cause,” as defined in the Employment Agreement, she was also entitled to severance payments in an amount equal to the annual salary at the rate in effect as of the date of termination for the remainder of the term but not less than two times her annual salary, and payment of health insurance premiums for herself and her family for twelve months immediately after termination.  On May 17, 2010, Ms. Hedges and the Company amended her Employment Agreement to increase her annual base compensation to $152,000.  On May 22, 2013, Ms. Hedges and the Company amended her Employment Agreement to reflect Ms. Hedges being named the Chief Financial Officer of the Company.  On July 29, 2013, Ms. Hedges and the Company entered into a Termination of Employment Agreement pursuant to which Ms. Hedges terminated her Employment Agreement with the Company, effective July 29, 2013, and became an at-will employee of the Company.

 Adeeb Saba.  On December 28, 2009, the Company entered into an employment agreement with Mr. Saba in connection with his employment with the Company.  It provided for an initial three-year employment term, which term automatically renewed for successive one-year terms unless terminated by Mr. Saba or the Company at least sixty days prior to the end of the term or any subsequent renewal term.  Mr. Saba’s annual base compensation was set at $175,000.  In addition to his base salary, Mr. Saba was entitled to receive bonus payments in 2010 as follows:  four percent (4%) of all sales of the Company up to $2.5 million and one percent (1%) of all sales of the Company between $2.5 million and $10 million recorded during calendar year 2010.  Pursuant to his agreement, Mr. Saba received an option to purchase 20,000 shares of the Company’s common stock pursuant to the Company’s 2008 Equity Incentive Plan, as amended and restated, with such option having a 10-year term and vesting of 10,000 shares on December 28, 2010, 5,000 shares on December 28, 2011 and 5,000 shares on December 28, 2012.  Mr. Saba was subject to a non-competition covenant during the term of his employment and for a period of one year thereafter.  Upon termination of Mr. Saba’s employment for any reason, he was entitled to receive all unpaid salary, earned bonuses, vacation and other accrued benefits through the date of termination.  If Mr. Saba’s employment was terminated without “Good Cause,” as defined in the employment agreement, he was also entitled to severance payments in an amount equal to the annual salary at the rate in effect as of the date of termination for the remainder of the term but not less than two times his annual salary, and payment of health insurance premiums for himself and his family for twelve months immediately after termination. On July 29, 2013, Mr. Saba and the Company entered into a Termination of Employment Agreement pursuant to which Mr. Saba terminated his Employment Agreement with the Company, effective July 29, 2013, and became an at-will employee of the Company.

Mark Matthews.  On December 17, 2009, the Company entered into an employment agreement with Mr. Matthews in connection with his employment with the Company.  It provided for an initial three-year employment term, which term automatically renewed for successive one-year terms unless terminated by Mr. Matthews or the Company at least sixty days prior to the end of the term or any subsequent renewal term.  Mr. Matthews’ annual base compensation was set at $175,000.  In addition to his base salary, Mr. Matthews was entitled to receive a commission equal to five percent (5%) of all sales of the Company during calendar year 2010, with such commission subject to adjustment after 2010 by the Chief Executive Officer of the Company.  Pursuant to his agreement, Mr. Matthews received an option to purchase 7,500 shares of the Company’s common stock pursuant to the Company’s 2008 Equity Incentive Plan, as amended and restated, with such option having a 10-year term and vesting of 2,500 shares on December 17, 2010, 2,500 shares on December 17, 2011 and 2,500 shares on December 17, 2012.  In addition, pursuant to his agreement, Mr. Matthews received 1,250 shares of the Company’s restricted common stock pursuant to the Company’s 2008 Equity Incentive Plan, as amended and restated, which were fully vested upon issuance on January 5, 2010.  Upon termination of Mr. Matthews’ employment for any reason, he was entitled to receive all unpaid salary, earned bonuses, vacation and other accrued benefits through the date of termination.  If Mr. Matthews’ employment was terminated without “Good Cause,” as defined in the employment agreement, he was also entitled to severance payments in an amount equal to the annual salary at the rate in effect as of the date of termination for the remainder of the term but not less than two times his annual salary, and payment of health insurance premiums for himself and his family for twelve months immediately after termination.  On July 29, 2013, Mr. Matthews and the Company entered into a Termination of Employment Agreement pursuant to which Mr. Matthews terminated his Employment Agreement with the Company, effective July 29, 2013, and became an at-will employee of the Company.

Outstanding Equity Awards

The following table sets forth all outstanding equity awards made to each of the Company’s named executive officers that were outstanding at December 31, 2013:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested($)
William A. Schmitz	75,000	0		0.75	11/15/2019	42,582	(2)	10,646	(1)
	0	200,000	(3)	0.38	07/31/2023
Molly Hedges	5,000	0		0.75	03/01/2020
	3,350	1,650	(4)	0.75	11/22/2021
	0	125,000	(3)	0.38	07/31/2023
Adeeb Saba	20,000	0		0.75	12/28/2019	37,500	(2)	9,375
	0	100,000	(3)	0.38	07/31/2023
	0	40,000	(5)	0.45	09/13/2023
Mark Matthews	7,500	0		0.75	12/17/2019	14,286	(2)	3,572
	7,500	0		0.75	08/12/2020

(1)
The market value of unvested restricted stock is calculated by multiplying the number of unvested stock held by the applicable named executive officer by the closing price of our Common Stock on December 31, 2013 (the last trading day of Fiscal 2013), which was $0.25.

(2)	Restricted shares of common stock that vest on April 1, 2015.
(3)
Unexercised stock options that vest as follows:  (a) one third over three years beginning on the first anniversary of the date of grant (July 31, 2013); (b) one third upon the Company reporting aggregate revenue in four consecutive quarters of $10 million or more; and (c) one third upon the Company reporting positive cash flow from operations in two consecutive quarters.

(4)	Unexercised stock options that vest on November 22, 2014.
(5)	Unexercised stock options that vest in equal installments on March 13, 2014 and September 13, 2014.

In January 2010, the Company’s Board of Directors adopted a 401(k) plan for the payment of retirement benefits to employees, including to the Company’s named executive officers.  To date, the Company has not contributed or matched any funds to any employee, including the named executive officers, under the 401(k) plan.

PROPOSAL 1

ELECTION OF DIRECTORS

The size of the Company’s Board of Directors is set at 6 directors.  As of April 1, 2014, the Board of Directors had no vacancies.  The Company’s Restated Certificate of Incorporation provides for the division of the Board into three classes (Class I, Class II and Class III) of as nearly equal number of directors as possible.  The director positions are classified with current terms as follows:  the first class (Class I) expires at the 2016 Annual Meeting of Shareholders; the second class (Class II) expires at the 2014 Annual Meeting of Shareholders; and the third class (Class III) expires at the 2015 Annual Meeting of Shareholders.  Directors that replace those whose terms expire at such annual meetings are elected for three-year terms.

There are two Class II directors whose term expires at the 2014 Annual Meeting of Shareholders.  The Class II director positions are currently held by William A. Schmitz and George Naselaris.  On the recommendation of the Company’s Nominating and Corporate Governance Committee, the Board of Directors has nominated each of William A. Schmitz and George Naselaris to be re-elected as Class II directors for a term of three years.  None of the Company’s other incumbent directors, Dov Schwell, Steven DiNunzio, Ira A. Greenstein and Mark Matthews, is up for election this year and such individuals are continuing in their respective current terms.

The proxies given for the Annual Meeting of Shareholders may not be voted for more than two directors.  If elected, the Class II nominees will hold office until the 2017 Annual Meeting of Shareholders, or until his successor has been duly elected and qualified, or until the director’s earlier death, resignation or removal.  If a nominee becomes unavailable for any reason, shares represented by the proxies designated as such in the enclosed proxy card will be voted for such person or persons, if any, as may be designated by the Board of Directors.  At present, it is not anticipated that a nominee will be unable to serve.  Directors will be elected by a plurality of the votes cast for each director at the Annual Meeting of Shareholders.

Nominees

The following biography sets forth certain information with respect to the nominees for election as a director of the Company, who is not related to any other director or executive officer.  The nominees currently serve on the Board of Directors.

Class II Directors — Three-Year Term Expiring in the Year 2017

William A. Schmitz, age 51, has served as President and as a director of the Company since November 15, 2009, except that Mr. Schmitz was not the President from July 31, 2013 through November 29, 2013.  Mr. Schmitz has also been Chief Executive Officer of the Company since April 15, 2010.  Prior to joining Arista Power, Mr. Schmitz was Chief Operating Officer of Ultralife Corporation (formerly known as Ultralife Batteries Inc.) since 2002.  Mr. Schmitz joined Ultralife in December 1999 and until his appointment as its COO, held several positions including its Vice President of Manufacturing, its Vice President and General Manager of Primary Batteries, and its Chief Operating Officer of Primary Batteries.  Prior to joining Ultralife, Mr. Schmitz served for Bausch & Lomb from 1985 to 1999 in several positions, most recently as Director of New Product Development in the Eyewear Division from 1995 to 1999.  Mr. Schmitz has an M.S. in Operations Management from the University of Rochester and a B.S. in Mechanical Engineering from the Rochester Institute of Technology.

Key Attributes, Experience and Skills:

As Chief Executive Officer of Arista Power for four years, Mr. Schmitz brings extensive and detailed knowledge of all aspects of our Company and each industry in which it is involved to the Board.  In addition, having Mr. Schmitz on the Board provides our Company with effective leadership.  Mr. Schmitz’s experience as an executive at Ultralife Corporation and Bausch & Lomb for more than 25 years positions him to provide guidance in government relations.  Moreover, Mr. Schmitz’s education and experience in engineering and operations management affords him extensive knowledge of the Company’s technology and research and development efforts.

George Naselaris, age 73, is a director of the Company, elected in November 2008.  Prior to his retirement in 2011, Mr. Naselaris was the owner of the Duchess Restaurant in Penfield, New York, a full-service family restaurant for more than 40 years.

Key Attributes, Experience and Skills:

Through Mr. Naselaris’ career as an entrepreneur driving the growth of the Duchess Restaurant, he has obtained valuable business and management experience and brings important perspectives on the issues facing the Company.

If a quorum is present, the Company’s By-laws provide that Directors are elected by a plurality of the votes cast by the shares entitled to vote.  Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the annual meeting of shareholders, but are not counted and have no effect on the determination of whether a plurality of the votes cast by the shares entitled to vote exists with respect to a given nominee.

A shareholder using the enclosed form of proxy may authorize the persons named in the proxy to vote for the above named nominee or may withhold from said persons authority to vote for such nominee. If, for any reason, any of the nominees named above should not be available for election as contemplated, it is the intention of the persons named in the proxy to vote for such other person or persons, if any, as the Board of Directors may recommend.  The Board of Directors has no reason to believe any of the nominees will be unavailable.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE TWO (2) NOMINEES NAMED ABOVE TO THE CLASS INDICATED.

Directors, Director Nominee, and Executive Officers

As of April 1, 2014, the directors, director nominees, and executive officers of the Company are as follows:

Name	Age	Position
William A. Schmitz	51	Chief Executive Officer, Director and Director Nominee
Molly Hedges	58	Chief Financial Officer, Treasurer and Corporate Secretary
Adeeb Saba	47	Chief Operating Officer
Dov Schwell	46	Chairman of the Board of Directors and Director
Steven DiNunzio	46	Director
Ira A. Greenstein	53	Director
Mark Matthews	41	Director
George Naselaris	73	Director and Director Nominee

Set forth below is biographical information with respect to directors who are not nominees for election and are continuing in office and the Company’s current executive officers.

Class I Nominees — Three-Year Term Expiring in the Year 2016

Dov Schwell, age 46, has served as a director of the Company since April 28, 2010 and as Chairman of the Board of Directors of the Company since June 10, 2010.  Mr. Schwell has served as a practicing attorney since 1991, with his practice focusing on mergers and acquisitions, securities law and general corporate law.  Since its formation in April 2010, Mr. Schwell has served as managing partner of Schwell, Wimpfheimer & Associates LLP (formerly known as Outside Counsel Solutions LLP), a full-service law firm based in New York City.  From September 2004 through April 2010, he served as the Chief Executive Officer of Outside Counsel Solutions.  From December 2007 through October 2008, he served as Senior Vice President – Legal of IDT Corporation (NYSE: IDT).  Prior to September 2004, he served as a partner at the New York Office of McDermott, Will & Emery.  Mr. Schwell received a B.A. in Computer Science from Yeshiva University in 1988 and a J.D. from Columbia Law School in 1991.

Steven DiNunzio, age 46, is a director of the Company, elected on December 30, 2009.  Mr. DiNunzio was Chief Financial Officer of Fairhills Capital Management LLC from April 15, 2012 to October 15, 2012.  Prior to that, Mr. DiNunzio was Chief Financial Officer of Diamond Notch Asset Management, LLC, a multi-strategy investment advisor, from August 2007 to April 2012.  His responsibilities at Diamond Notch included accounting and financial management and reporting, middle and back office operations and managing service provider relationships, for administration, audit, tax and most prime broker relationships.  Prior to joining Diamond Notch, Mr. DiNunzio held several positions in the Fund Derivatives Department at BNP Paribas and Zurich Capital Markets from 2002 to 2007, his last as Director and Head of Fund Derivatives Operations for BNP Paribas in New York.  Prior to joining Zurich Capital Markets, Mr. DiNunzio was an Executive Director at Dune Partners, Ltd., a London-based Equity Long/Short hedge fund where his responsibilities included heading operations, compliance and finance.  Between 1993 and 1998, he held various positions at Swiss Bank/UBS in the Foreign Exchange, Middle Office and Program Management group.  Mr. DiNunzio holds a Bachelors of Business Administration from Pace University and is a CFA Charter Holder.

Class III Directors — Three-Year Term Expiring in the Year 2015

Ira A. Greestein, age 53, is a director of the Company, elected on August 27, 2013.  Mr. Greenstein has been the President of Genie Energy, Ltd. (NYSE: GNE) since December 2011.  Mr. Greenstein also serves as Counsel to the Chairman of IDT Corporation (NYSE: IDT), and served as President of IDT from 2001 through 2011 and Counsel to the Chairman of IDT in 2000 and 2001.  He previously served as a Director of IDT and General Counsel and Secretary of IDT's subsidiary, Net2Phone, Inc. Prior to joining IDT, Mr. Greenstein was a partner in Morrison & Foerster LLP, where he served as the Chairman of that firm’s New York Office’s Business Department. Mr. Greenstein was an associate in the New York and Toronto offices of Skadden, Arps, Slate, Meagher & Flom LLP and served on the Securities Advisory Committee and as secondment counsel to the Ontario Securities Commission. Mr. Greenstein serves as Chairman of the Boards of Directors of Ohr Pharmaceuticals, Inc. (Nasdaq CM: OHRP) and Nano Vibronix, Inc.  He also serves on the Boards of Directors of Document Security Systems, Inc. (NYSE Mkt: DSS) and Regal Bank of New Jersey.  Mr. Greenstein received a B.S. from Cornell University and a J.D. from Columbia University Law School where he serves as a member of the Dean's Council.

Mark Matthews, age 41, is a director of the Company, elected on July 31, 2013.  Mr. Matthews has been the Vice President of Sales and Marketing of EaglePicher Technologies, LLC since November 2013.  Prior to joining EaglePicher Technologies, Mr. Matthews was the President of Arista Power from July 2013 through November 2013, and, prior to being named President, was Vice President of Sales and Marketing since joining the Company in December 2009.  Prior to joining Arista Power, Mr. Matthews was Vice President of Government and Commercial Sales at Ultralife Corporation (formerly known as Ultralife Batteries, Inc.), where he managed a 15 person direct sales force with over 50 distributors and agents located in six continents.  Mr. Matthews joined Ultralife in 2000 and, in addition to Vice President of Government and Commercial Sales, has served as Vice President/General Manager of Governmental Products, where he was responsible for all sales and engineering activity in the Government business unit, Director of Sales, Director of Quality and Lead Cell and Battery Designer.  Before this, Mr. Matthews worked for Saft America from 1997 to 2000 as a lithium sulfur dioxide cell designer, and for Eagle Picher from 1995 to 1997 as a thermal battery design engineer.  Mr. Matthews holds a B.S. in Engineering Management and Chemical Engineering from Missouri University of Science and Technology.

Executive Officers

Molly Hedges, age 58, is the Chief Financial Officer, Treasurer and Corporate Secretary of the Company, appointed as Chief Financial Officer on May 22, 2013.  Prior to being named Chief Financial Officer, Ms. Hedges was Acting Chief Financing Officer, Treasurer and Corporate Secretary of the Company.  Ms. Hedges joined the Company in March 2010 as its Vice President of Finance.  Prior to joining Arista Power, Ms. Hedges was Vice President of Finance and Controller at Ultralife Corporation (formerly known as Ultralife Batteries, Inc.).  She also served at Ultralife as Director of Finance and Vice President - Supply Chain.  Ms. Hedges joined Ultralife in 2000.  Prior to that, Ms. Hedges held various positions in Finance and Planning at Bausch & Lomb, and at PricewaterhouseCoopers LLP.  Ms. Hedges is a Certified Public Accountant, and holds a B.S. in Accounting from Ithaca College.

Adeeb Saba, age 47, is the Chief Operating Officer of the Company, appointed on March 31, 2014.  Prior to being named Chief Operating Officer, Mr. Saba was Vice President of Operations since joining the Company in December 2009.  Prior to joining Arista Power, Mr. Saba was Vice President of Manufacturing at Ultralife Corporation (formerly known as Ultralife Batteries, Inc.), where he was responsible for all rechargeable, non-rechargeable and communications systems operations.  Mr. Saba joined Ultralife in 2000 and, in addition to Vice President of Manufacturing has served as Vice President of Engineering – Government of Defense Group, and Director of Technology.  Before this, Mr. Saba served for Titmus Corporation from 1997 to 2000 as an Engineering Manager for New Product Development and for the Development Group, and for Bausch & Lomb from 1991 to 1996 where he participated in the commercialization of dozens of new models of Ray-Ban sunglasses.  Mr. Saba holds a B.S. in Manufacturing Engineering Technology from Rochester Institute of Technology.

PROPOSAL 2

APPROVAL OF AMENDMENT TO THE COMPANY’S
2008 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED

The Company’s shareholders are being asked to approve an amendment to the Company’s 2008 Equity Incentive Plan, as amended and restated (the “2008 Plan”) that will increase the number of shares of the Company’s common stock available for the grant of awards thereunder by an additional 2,000,000 shares. The Board of Directors adopted the proposed amendment on March 14, 2014, subject to shareholder approval at the Annual Meeting.

The Board of Directors believes that the proposed amendment to increase the number of shares of the Company’s common stock available for the grant of awards thereunder by an additional 2,000,000 shares is necessary in order to provide the Company with a sufficient reserve of shares of common stock for future grants needed to attract and retain the services of employees, directors and consultants of the Company essential to the Company’s long-term success.

The proposed amendment is being submitted for a shareholder vote in order to enable the Company to grant, among other equity grants permitted pursuant to the 2008 Plan, options which are incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); and because such approval may be required or advisable in connection with the provisions set forth in Section 162(m) of the Code relating to the deductibility of certain compensation.

The following description of the 2008 Plan, as proposed to be amended by this Proposal, is a summary, does not purport to be complete and is qualified in its entirety by the full text of the 2008 Plan, as proposed to be amended. A copy of the 2008 Plan, as proposed to be amended, is attached to this Proxy Statement as Appendix A and has been filed with the SEC with this Proxy Statement.

Description of the 2008 Plan

The purpose of the 2008 Plan is to encourage ownership in the Company by its officers, employees, directors and consultants.  Their long-term employment or other service relationship with the Company is considered essential to the Company’s continued progress.  The Company believes that this will encourage recipients to act in the shareholders’ interest and share in the Company’s success.  Grants under the 2008 Plan may be stock options, awards of stock, stock appreciation rights or cash awards.  The 2008 Plan is administered by the Compensation Committee of the Board of Directors.

The 2008 Plan provides for the grant of awards with respect to a maximum of 3,550,000 shares of common stock, of which 286,309 shares of common stock was available for issuance as of April 1, 2014.  If all or any portion of an award is forfeited or expires or terminates without the issuance of shares of stock, then the shares covered by that award (or portion of award) will be available for re-issuance under the 2008 Plan.  Shares that are tendered by a grantee or retained by the Company as payment for the exercise price of an award or to satisfy tax withholding obligations will be available for re-issuance under the 2008 Plan.

Any employee, including any officer or employee-director, or non-employee director, of, and any consultant or advisor to, the Company or an affiliate of the Company is eligible to receive awards pursuant to the 2008 Plan.  As of April 1, 2014, the Company had 6 employees and 5 non-employee directors who would be eligible to receive awards pursuant to the 2008 Plan.  The Company also periodically makes awards to outside consultants from time to time.

Awards under the 2008 Plan will be reflected in an award agreement with the participant.  Our Compensation Committee determines who will receive awards, the types of awards, the number of shares subject to the awards, and the terms of the award consistent with the limitations of the 2008 Plan.  The terms need not be the same for each award.  The term of any award may not be more than ten years from its grant date.  The Compensation Committee may design any award to meet the requirements for “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended.  Whether or not provided by an award agreement, the Committee may accelerate the exercisability or vesting of any award at any time and for any reason.  If the Company is dissolved, then, except as otherwise determined by the Board of Directors or Compensation Committee, all outstanding awards will terminate immediately prior to such event.  In the event of a change in control of the Company, the Board of Directors or Compensation Committee may, in its discretion:  (i) provide for the assumption or substitution of, or adjustment to, each outstanding award; (ii) accelerate the vesting and terminate any restrictions on awards; or (iii) provide for termination of awards on such terms and conditions as it deems appropriate that are permissible under the 2008 Plan, including providing for the cancellation of awards for a cash or other payment to the participant.

Unless determined otherwise by the Compensation Committee, awards under the 2008 Plan may not be transferred other than by will or the laws of descent and distribution, or, other than an incentive stock option, to the extent permitted under the terms of the award, by gift to a family member.

Awards under the 2008 Plan may consist of stock options (both incentive and non-qualified options), stock appreciation awards, stock awards and cash awards.  No more than 200,000 shares may be issued for incentive stock options.

Stock Options.  Stock options are grants of options to purchase shares of the Company’s common stock.  An option may be intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, or a non-qualified option that is not an incentive stock option.  The Compensation Committee will determine the term, when the option becomes exercisable and the exercise price.  The stock option term may not exceed ten years from the date of grant.  The exercise price for a share under a non-qualified stock option must be at least 100% of the fair market value of a share on the date the option is granted.  Incentive stock options may be granted only to employees, and the exercise price for a share under an incentive stock option must be at least 100% of the fair market value of a share on the date the option is granted.

Stock Appreciation Rights.  Stock Appreciation Rights, or SARs, entitle the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of common stock on the exercise date over the SAR exercise price, multiplied by (ii) the number of shares of common stock with respect to which the SAR is exercised.  The exercise price, term, methods of exercise, methods of payment or settlement, including whether such SAR shall be paid in cash or shares, is determined by the Committee.

Restricted Stock Awards.  The Compensation Committee may award to a participant shares of common stock subject to specified restrictions or no performance criteria or restrictions.  Shares of restricted stock are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified forfeiture period and/or the attainment of specified performance targets over the forfeiture period.  The Compensation Committee will determine any vesting requirements, restrictions on resale or other disposition, and repurchase rights of the shares of stock awarded.

Automatic Grants to Non-Employee Directors.  On each January 5th (or the next business day if January 5th is not a business day), each non-employee director who is determined to be independent by the Board of Directors will receive an automatic annual grant of an option to purchase 20,000 shares of the Company’s common stock.  A non-employee director who is determined to be independent by the Board of Directors who first becomes a director shall automatically receive a pro-rata amount (based on projected partial or whole months of service to the following January 5th) of the automatic annual grant of an option to purchase 20,000 shares of the Company’s common stock.  In addition, on each January 5th (or the next business day if January 5th is not a business day) (i) the Chairman of the Board of Directors will receive an additional automatic annual grant of an option to purchase 10,000 shares of the Company’s common stock, (ii) the Chairman of the Audit Committee will receive an additional automatic annual grant of an option to purchase 10,000 shares of the Company’s common stock, (iii) the Chairman of the Compensation Committee receives an additional annual compensation of 7,500 fully vested stock options, and (iv) the Chairman of the Nominating and Corporate Governance Committee receives an additional annual compensation of 7,500 fully vested stock options.  Each of these automatic grants of options has a ten-year term, has an exercise price equal to the closing price of the common stock on the date of grant, and is fully vested on the date of grant.

For participants who are subject to Section 162(m) of the Code, performance targets may be established by the Compensation Committee, in its discretion, based on one or more performance objectives, including the Company’s financial performance, operating performance and financial condition.

The Board of Directors or Compensation Committee may amend, alter or discontinue the 2008 Plan or any award agreement, but any such amendment shall be subject to approval of the shareholders in the manner and to the extent required by applicable law or the rules of any stock exchange or market on which the stock of the Company is listed.  In addition, without limiting the foregoing, unless approved by the shareholders of the Company, no such amendment shall be made that would:  (i) materially increase the maximum number of shares for which awards may be granted under the 2008 Plan other than in connection with a recapitalization, liquidation or change in control or (ii) change the class of persons eligible to receive awards under the 2008 Plan.  No amendment, suspension or termination of the 2008 Plan shall impair the rights of any award, unless mutually agreed otherwise between the participant and the administrator, which agreement must be in writing and signed by the participant and the Company; provided further that the Compensation Committee may amend an outstanding award that such award not be subject to Code Section 409A(a)(1)(B).

New Plan Benefits

Except as set forth in the table below, the Company cannot now determine the number of stock options or other awards to be granted in the future under the 2008 Plan to officers, directors, employees and consultants.

Name and Principal Position	Number of Shares of Stock
Non-Employee Director Group	115,000	(1)

(1)
Each of the four independent directors of the Company will, on each January 5th (or the next business day if January 5th is not a business day), receive an automatic annual grant of an option to purchase 20,000 shares of the Company’s common stock.  In addition, on each January 5th (or the next business day if January 5th is not a business day) (i) the Chairman of the Board of Directors will receive an additional automatic annual grant of an option to purchase 10,000 shares of the Company’s common stock, (ii) the Chairman of the Audit Committee will receive an additional automatic annual grant of an option to purchase 10,000 shares of the Company’s common stock, (iii) the Chairman of the Compensation Committee receives an additional annual compensation of 7,500 fully vested stock options, and (iv) the Chairman of the Nominating and Corporate Governance Committee receives an additional annual compensation of 7,500 fully vested stock options.  Each of these automatic grants of options has a ten-year term, has an exercise price equal to the closing price of the common stock on the date of grant, and is fully vested on the date of grant.

Federal Income Tax Consequences

The material tax consequences of grants under the 2008 Plan to the Company and to employees who are U.S. citizens under current U.S. federal income tax laws are as follows:

Non-Qualified Stock Options.  The grant of a non-qualified stock option is not a taxable event for the grantee or for the Company.  Upon the exercise of a non-qualified stock option, the grantee recognizes ordinary income to the extent that the fair market value of the shares received upon exercise of the non-qualified stock option on the date of exercise exceeds the exercise price. In the year that the grantee recognizes ordinary income on exercise of the non-qualified option, we receive a federal income tax deduction in an amount equal to the ordinary income that the grantee recognizes.

Upon disposition of any shares acquired pursuant to the exercise of a non-qualified stock option, the difference between the sale price and the grantee’s basis in the shares (the exercise price paid for the shares plus any ordinary income recognized on exercise of the option) will be treated as a capital gain or loss to the grantee.  Generally, the difference will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.

 Incentive Stock Options.  The grant of an incentive stock option is not a taxable event for the grantee or for the Company.  A grantee does not generally recognize taxable income upon the exercise of an incentive stock option.  Upon the sale of shares received on exercise of an incentive stock option, the grantee recognizes income in an amount equal to the difference, if any, between the exercise price of the shares and the fair market value of those shares on the date of sale.  The income is taxed at long-term capital gains rates if the grantee does not dispose of the shares within two years after the date of the grant of the incentive stock option and has held the shares for at least one year after the transfer of the shares on exercise, and we are not entitled to a federal income tax deduction.  The holding period requirements are waived when a grantee dies.  If a grantee sells shares received on exercise of an incentive stock option either within two years of the date of grant of the option or within one year after the transfer of the shares on exercise, the grantee recognizes ordinary income to the extent of the lesser of (i) the gain realized upon the sale; or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise.  Any additional gain is treated as long-term or short-term capital gain depending upon how long the grantee has held the shares prior to disposition.  In the year of disposition, we receive a federal income tax deduction in an amount equal to the ordinary income that the grantee recognizes as a result of the disposition.  The exercise of an incentive stock option may in some cases trigger liability for the alternative minimum tax.

Stock Appreciation Rights.  A participant who is granted stock appreciation rights, or SARs, will normally not recognize any taxable income on the receipt of the SARs.  Upon the exercise of a SAR, (i) the participant will recognize ordinary income equal to the amount received (the increase in the fair market value of one share of the Company’s common stock from the date of grant of the SAR to the date of exercise); and (ii) the Company will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the participant.

Restricted Stock.  Generally, if the shares are not subject to forfeiture when awarded, the grantee of a restricted stock award recognizes ordinary income in the year of the award in an amount equal to the excess, if any, of the fair market value of the shares received over any amount paid by the grantee for the shares.  But, if the shares are subject to forfeiture when awarded, unless the grantee elects to be taxed on the shares in the year of the award, the grantee will not recognize ordinary income until the shares become vested.  Absent an election to be taxed in the year awarded, the grantee recognizes ordinary income equal to the excess, if any, of the fair market value of the shares on the date they become vested over any amount paid by the grantee for the shares.  In the year that the grantee recognizes ordinary income as a result of the stock award, we receive a federal income tax deduction in an amount equal to the ordinary income that the grantee recognizes.

Upon disposition of any shares received pursuant to a stock award, the difference between the sale price and the grantee’s basis in the shares (the amount paid for the shares, if any, plus any ordinary income recognized on the shares) will be treated as a capital gain or loss to the grantee.  Generally, the difference will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.

Cash Incentive Awards.  Upon payment of a cash incentive award, an employee is required to recognize ordinary income in the amount paid by the Company under the award and the Company will be entitled to a corresponding deduction.

Special Limitation on Our Deductions.  We may not deduct compensation of more than $1 million that is paid to an individual who, on the last day of the taxable year, is either our chief executive officer or is among one of our two other most highly compensated officers for that taxable year.  The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation.  We believe that grants of stock options may qualify as performance-based compensation and, as such, may be exempt from the $1 million limitation on deductible compensation.  Awards of restricted stock under the 2008 Plan may also be designed to qualify as performance-based compensation and be exempt from the $1 million limitation on deductible compensation.

The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to the recipients of awards under the 2008 Plan or to the Company.  It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a recipient of an award under the 2008 Plan may reside, nor does it reflect the tax consequences of recipient’s death.

On April 1, 2014, the last reported sale price of the Company’s common stock on the OTCQX was $0.29 per share.

Vote Required For Approval

The affirmative vote of the holders of a majority of the shares of the Company’s common stock present, in person or represented at the meeting and entitled to vote, is required for the adoption of the amendments herein described.  Abstentions and broker non-votes will be counted as a vote against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Securities Exchange Act of 1934, we are asking our shareholders to cast an advisory vote on the compensation of the “Named Executive Officers” identified in the 2013 Summary Compensation Table in the “Executive Compensation” section of this Proxy Statement.  This vote is advisory and not binding on the Company; however, it will provide feedback concerning our executive compensation program.

The Compensation Committee believes that our executive compensation program implements and achieves the goals of our executive compensation philosophy.  That philosophy, which is set by the Compensation Committee, is designed to attract and retain qualified and motivated personnel and align their interests with the short-term and long-term goals of the Company and with the best interests of our shareholders.  Our compensation philosophy is to provide compensation to attract the individuals necessary for our current needs and growth initiatives, and provide them with the proper incentives to motivate those individuals to achieve our long-term plans.

The three broad components of our executive officer compensation are base salary, periodic cash incentive bonuses awards, and long term equity-based incentive awards.  The Compensation Committee periodically reviews total compensation levels and the allocation of compensation among these three components for each of the executive officers in the context of our overall compensation policy.  Additionally, the Compensation Committee, in conjunction with our Board of Directors, reviews the relationship of executive compensation to corporate performance.  The Compensation Committee believes that our current compensation plans are competitive and reasonable.

The compensation of our Named Executive Officers was set by our Compensation Committee of the Board of Directors of Arista Power after discussions with management about the recommended levels and components of compensation for each of the individuals.

Shareholders are urged to read the information in the “Executive Compensation” section of this Proxy Statement.  The Compensation Committee and the Board of Directors believe that our executive compensation program aligns our executives’ compensation with Arista’s short-term and long-term performance and provides the compensation and incentives needed to attract, motivate and retain key executives who are crucial to Arista Power’s long-term success.  Accordingly, the following resolution will be submitted for a shareholder vote at the Annual Meeting:

“RESOLVED, that the shareholders of Arista Power, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402(m) through (q) of Securities and Exchange Commission Regulation S-K, the compensation tables and narrative disclosures.”

Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the results of the vote.  The Compensation Committee will consider shareholders’ concerns and take them into account in future determinations concerning our executive compensation program.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF PROPOSAL 3.

PROPOSAL 4

ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

In addition to seeking our shareholders’ advisory vote on the compensation of our Named Executive Officers, we are asking our shareholders to express a preference as to how frequently future advisory votes on executive compensation should take place.  As required by Section 14A of the Securities Exchange Act of 1934, we are giving shareholders the opportunity to express a preference to cast such advisory votes annually, every two years or every three years; shareholders also have the option to abstain from voting on this matter.  For the reasons discussed below, the Board of Directors recommends that advisory votes on executive compensation take place every three years.

The Board believes that a vote every three years provides adequate assurance that the Board of Directors and the Compensation Committee remain accountable for executive compensation decisions on a frequent basis.

Accordingly, our Board believes that an advisory vote every three years is preferable, as it would foster a long-term approach to evaluating our executive compensation program while maintaining accountability for executive compensation decisions.  If a plurality of the votes cast on this matter at the Annual Meeting is cast in favor of advisory votes on executive compensation every three years, the Company would adopt this approach. On this basis, the next advisory vote on executive compensation, would take place at the Company’s 2017 Annual Meeting of Shareholders.

Although the frequency vote is non-binding, the Compensation Committee and the Board will review the results of the vote. The Board and the Compensation Committee will consider shareholders’ views and take them into account in determining the frequency of future advisory votes on executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
SELECT “THREE YEARS” ON PROPOSAL 4.

Fees of Independent Registered Public Accounting Firm

The following table presents fees billed for professional services rendered by EFP Rotenberg LLP for 2013 and 2012:

	2013	2012
Audit Fees(1)	$35,254	$26,250
Audit Related Fees(2)	$0	$0
Tax Fees(3)	$6,000	$6,000
Total Fees	$32,250	$32,250

(1)
Audit fees consist of fees for professional services performed by EFP Rotenberg for the audit of the Company’s annual financial statements, reviews of the Company’s quarterly financial statements and comfort letters, consents and other services related to Securities and Exchange Commission matters.

(2)
Audit related fees consist of fees for assurance and related services performed by EFP Rotenberg that are reasonably related to the performance of the audit or review of the Company’s financial statements.

(3)
Tax Fees represent fees billed for professional services rendered by EFP Rotenberg for tax compliance (including federal, state and local sales and use and property returns), FIN 48 assistance, fees for acquisition due diligence and tax examination assistance.

All audit services and fees were pre-approved by the Board of Directors or the Audit Committee. Additionally, in each instance, the Board of Directors or the Audit Committee considered and pre-approved such non-audit services.

Report of the Audit Committee

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting process.  The Audit Committee’s function is more fully described in its charter, which can be found on the Company’s website at www.aristapower.com.  The Committee reviews the charter on an annual basis. The Board of Directors annually reviews the definition of independence for Audit Committee members and has determined that each member of the Committee meets that standard.  The Board of Directors has also determined that Steven DiNunzio qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company’s independent registered public accounting firm for Fiscal 2013, EFP Rotenberg, LLP, is responsible for performing independent audits of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles.

The Committee has reviewed and discussed with the Company’s management the audited financial statements of the Company for the Fiscal Year ended December 31, 2013, as well as the effectiveness of the Company’s internal controls over financial reporting as of December 31, 2013.  EFP Rotenberg, LLP has provided the Audit Committee with the written disclosures and the letter required by the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with EFP Rotenberg, LLP and management that firm’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Steve DiNunzio, Chairman
George Naselaris
Dov Schwell

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Act, as amended, or the Exchange Act, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing report, as well as any charters or policies referenced within this Proxy Statement, shall not be incorporated by reference into any such filings, nor shall they be deemed to be soliciting material or deemed filed with the SEC under the Act or under the Exchange Act.

OTHER INFORMATION

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

A shareholder proposal submitted for inclusion in the proxy and proxy statement relating to the next Annual Meeting of Shareholders of the Company must be received by the Company no later than December 7, 2014.  The procedure and timing to be followed and the information to be provided are set forth in Sections 1.14 and 1.15 of the Company’s Amended and Restated By-Laws.  A shareholder proposal submitted outside of this process is considered untimely.

Availability of Annual Report on Form 10-K

Additional copies of the Company’s Annual Report for 2013 on Form 10-K may be obtained by contacting Molly Hedges, Chief Financial Officer, by phone at (585) 243-4040, by email to ir@aristapower.com, or by mail addressed to Molly Hedges, Chief Financial Officer, 1999 Mt. Read Boulevard, Rochester, NY  14615.

Other Matters

The Board of Directors knows of no other business that will be presented at the Annual Meeting.  If any other business is properly brought before the Annual Meeting, it is intended that proxies granted will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares are represented.  Shareholders are urged to fill in, sign and promptly return the accompanying form in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ William A. Schmitz
William A. Schmitz
Chief Executive Officer

April 11, 2014

APPENDIX A

ARISTA POWER, INC.
AMENDED AND RESTATED 2008 EQUITY INCENTIVE PLAN

Amended and Restated as of March 14, 2014

1.            Purposes of the Plan.

The purpose of this Plan is to encourage ownership in Arista Power, Inc., a New York corporation (the “Company”), by key personnel whose long-term employment or other service relationship with the Company is considered essential to the Company’s continued progress and, thereby, encourage recipients to act in the shareholders’ interest and share in the Company’s success.

2.            Definitions.

As used herein, the following definitions shall apply:

(a)           “Administrator” means the Board, any Committees or such delegates as shall be administering the Plan in accordance with Section 4 of the Plan.

(b)           “Affiliate” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Administrator.

(c)           “Applicable Laws” means the requirements relating to the administration of stock option and stock award plans under U.S. federal and state laws, any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Stock to the extent provided under the terms of the Company’s agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, the laws of such jurisdiction.

(d)           “Award” means a Cash Award, Stock Award or Option granted in accordance with the terms of the Plan.

(e)           “Award Agreement” means a Cash Award Agreement, Stock Award Agreement or Option Agreement, which may be in written or electronic format, in such form and with such terms and conditions as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan.

(f)           “Board” means the Board of Directors of the Company.

(g)          “Cash Award” means a bonus opportunity awarded under Section 12 pursuant to which an Grantee may become entitled to receive an amount based on the satisfaction of such performance criteria as are specified in the agreement or other documents evidencing the Award (the “Cash Award Agreement”).

(h)          “Cause” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Cash Award Agreement, Option Agreement, Stock Award Agreement or written contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Company or Affiliate documents or records; (ii) the Participant’s material failure to abide by a Company’s or Affiliate’s code of conduct or other policies (including without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of the Company or an Affiliate (including, without limitation, the Participant’s improper use or disclosure of confidential or proprietary information); (iv) the Participant’s violation of any noncompetition agreement with the Company or an Affiliate; (v) any intentional act by the Participant which has a material detrimental effect on the Company or an Affiliate’s reputation or business; (vi) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from the Company or an Affiliate, and a reasonable opportunity to cure, such failure or inability; (vii) any material breach by the Participant of any employment or service agreement between the Participant and the Company or an Affiliate, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with the Company or an Affiliate.

 (i)           “Change in Control” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Cash Award Agreement, Option Agreement, Stock Award Agreement or written contract of employment or service, the occurrence of any of the following:

i.           An Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) in which the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or such surviving entity immediately outstanding after the Transaction, or, in the case of an Ownership Change Event described in Section 2(hh)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

ii.           the liquidation or dissolution of the Company.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities in the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

(j)            “Code” means the United States Internal Revenue Code of 1986, as amended.

(k)           “Committee” means the Compensation Committee of the Board or a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

(l)            “Common Stock” means the common stock of the Company.

(m)          “Company” means Arista Power, Inc., a New York corporation, or its successor.

(n)           “Consultant” means any person engaged by the Company or any Affiliate to render services to such entity as an advisor or consultant.  The Administrator shall have the discretion to determine of a person qualifies as a Consultant.

(o)          “Conversion Award” has the meaning set forth in Section 4(b)(xii) of the Plan.

(p)          “Director” means a member of the Board.

(q)          “Effective Date” means the date the Plan is adopted by the Board and approved by a vote of the shareholders. The Plan was adopted by the Board on October 28, 2008.  The Plan was ratified by the Company’s shareholders on November 21, 2008, with 400,000 shares of Common Stock authorized for awards under the Plan, was revised on April 28, 2010 to increase the shares of Common Stock authorized under the Plan to 800,000, and was again revised on March 7, 2012 to 1,550,000.  On May 9, 2012, the Plan was revised to increase the compensation paid to Non-Employee members of the Board of Directors.  On March 14, 2014, the Board approved, subject to shareholder approval at the Annual Meeting of Shareholders on May 28, 2014, an amendment to increase the shares of Common Stock authorized under the Plan to 3,550,000.

(r)           “Employee” means a regular, active employee of the Company or any Affiliate, including an Officer or Inside Director.  The Administrator shall determine whether or not the Chairman of the Board qualifies as an “Employee.”  Within the limitations of Applicable Law, the Administrator shall have the discretion to determine the effect upon an Award and upon an individual’s status as an Employee in the case of (i) any individual who is classified by the Company or its Affiliate as leased from or otherwise employed by a third party or as intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise, (ii) any leave of absence approved by the Company or an Affiliate, (iii) any transfer between locations of employment with the Company or an Affiliate or between the Company and any Affiliate or between any Affiliates, (iv) any change in the Grantee’s status from an Employee to a Consultant or Director, and (v) at the request of the Company or an Affiliate an Employee becomes employed by any partnership, joint venture or corporation not meeting the requirements of an Affiliate in which the Company or an Affiliate is a party.

(s)          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t)           “Fair Market Value” means, as of any date, the value of a share of Common Stock or other property as determined by the Administrator, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

i.            if, on such date, the Common Stock is listed on a national or regional securities exchange or market system, including without limitation the Nasdaq Stock Market, the Fair Market Value of a share of Common Stock shall be the closing price on such date of a share of Common Stock (or the mean of the closing bid and asked prices of a share of Common Stock if the stock is so quoted instead) as quoted on such exchange or market system constituting the primary market for the Common Stock, as reported in The Wall Street Journal or such other source as the Administrator deems reliable.  If the relevant date does not fall on a day on which the Common Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Common Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Administrator, in its discretion.

ii.           if, on such date, the Common Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Common Stock shall be as determined by the Administrator in good faith using a reasonable application of a reasonable valuation method without regard to any restriction other than a restriction which, by its terms, will never lapse.

(u)           “Grant Date” means, for all purposes, the date on which the Administrator approves the grant of an Award, or such later date as is determined by the Administrator, provided that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Grantee’s employment relationship with the Company.

(v)           “Grantee” means an Employee, Consultant or Director of the Company or any Affiliate who has been granted an Award under the Plan.

(w)          “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(x)            “Insider Director” means a Director who is an Employee.

(y)           “Nasdaq” means the Nasdaq Stock Market or its successor.

(z)            “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Subsidiary and who is deemed to be an “independent director” as determined by the Board.

(aa)         “Non-Employee Director Annual Grant” shall mean an award of 20,000 shares of Nonstatutory Stock Options to purchase Common Stock.

(bb)       “Non-Employee Director Grant Date” shall mean January 5 of the applicable year (or the following business day if January 5 is not a business day).

(cc)         “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(dd)        “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(ee)         “Option” means a right granted under Section 8 to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Option (the “Option Agreement”). Both Options intended to qualify as Incentive Stock Options and Nonstatutory Stock Options may be granted under the Plan.

(ff)           “Option Exchange Program” means any program approved by the Administrator whereby outstanding Options are exchanged for Options with a lower exercise price, including a program in which the only change made to such Awards is to lower the exercise price.

(gg)         “Outside Director” means a Director who is not an Employee.

(hh)         “Ownership Change Event” means the occurrence of any of the following with respect to the Company:  (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company.

(ii)            “Participant” means the Grantee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

(jj)            “Plan” means this 2008 Equity Incentive Plan.

(kk)          “Qualifying Performance Criteria” shall have the meaning set forth in Section 12(b) of the Plan.

(ll)            “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(mm)        “Stock Appreciation Right” means a right to receive cash or shares of Common Stock based on a change in the Fair Market Value of a specific number of shares of Common Stock between the grant date and the exercise date granted under Section 11.

(nn)          “Stock Award” means an award or issuance of Shares, Stock Units, Stock Appreciation Rights or other similar awards made under Section 11 of the Plan, the grant, issuance, retention, vesting, settlement, or transferability of which is subject during specified periods of time to such conditions (including continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Award Agreement”).

(oo)          “Stock Unit” means a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share (or a fraction or multiple of such value), payable in cash, property or Shares. Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.

(pp)          “Subsidiary” means any company (other than the Company) in an unbroken chain of companies beginning with the Company, provided each company in the unbroken chain (other than the Company) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

 (qq)         “Termination of Employment” shall mean ceasing to be an Employee, Consultant or Director, as determined in the sole discretion of the Administrator.  However, for Incentive Stock Option purposes, Termination of Employment will occur when the Grantee ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or one of its Subsidiaries.  The Administrator shall determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Termination of Employment.

(rr)            “Total and Permanent Disability” shall have the meaning set forth in Section 22(e)(3) of the Code.

3.            Stock Subject to the Plan.  Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be sold or issued under the Plan is 3,550,000 shares of Common Stock, of which 200,000 shares shall be available for the grant of Incentive Stock Option.  Shares subject to Awards granted under the Plan that are cancelled, expire or are forfeited shall be available for re-grant under the Plan.  If a Grantee pays the exercise or purchase price of an Award granted under the Plan through the tender or withholding of Shares, or if Shares are tendered or withheld to satisfy any Company withholding obligations, the number of Shares so tendered or withheld shall become available for re-issuance thereafter under the Plan.  The Shares subject to the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.

4.            Administration of the Plan.

(a)           Procedure.

i.            Multiple Administrative Bodies.  The Plan shall be administered by the Board, a Committee or their delegates.

ii.           Section 162.  To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, Awards to “covered employees” within the meaning of Section 162(m) of the Code or Employees that the Committee determines may be “covered employees” in the future shall be made by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

iii.          Rule 16b-3.  To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”), Awards to Officers and Directors shall be made by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Rule 16b-3.

iv.          Other Administration.  The Board or a Committee may delegate to an authorized officer or officers of the Company the power to approve Awards to persons eligible to receive Awards under the Plan who are not (A) subject to Section 16 of the Exchange Act or (B) at the time of such approval, “covered employees” under Section 162(m) of the Code or (C) any other executive officer.

v.           Delegation of Authority for the Day-to-Day Administration of the Plan.  Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan.  Such delegation may be revoked at any time.

vi.          Stock Exchange Compliance. The Plan will be administered in a manner that complies with any applicable Nasdaq or stock exchange listing requirements.

(b)           Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its discretion:

i.            to select the Employees, Consultants and Directors of the Company or its Affiliates to whom Awards are to be granted hereunder;

ii.           to determine the number of shares of Common Stock or amount of cash to be covered by each Award granted hereunder;

iii.          to determine the type of Award to be granted to the selected Employees, Consultants and Directors;

iv.          to approve forms of Award Agreements for use under the Plan;

v.           to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise or purchase price (if applicable), the time or times when an Award may be exercised (which may or may not be based on performance criteria), the vesting schedule, any vesting or exercisability acceleration or waiver of forfeiture restrictions, the acceptable forms of consideration, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;

vi.          to correct administrative errors;

vii.         to construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;

viii.        to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt the rules and procedures regarding the conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign laws, regulations and practice;

ix.          to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

x.           to modify or amend each Award, including, but not limited to, the acceleration of vesting or exercisability, provided, however, that any such amendment is subject to Section 15 of the Plan and except as set forth in that Section, may not impair any outstanding Award unless agreed to in writing by the Participant;

xi.          to allow Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or vesting of a Stock Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;

xii.         to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights or other stock awards held by service providers of an entity acquired by the Company (the “Conversion Awards”). Any conversion or substitution shall be effective as of the close of the merger, acquisition or other transaction.  The Conversion Awards may be Nonstatutory Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity; provided, however, that with respect to the conversion of stock appreciation rights in the acquired entity, the Conversion Awards shall be Nonstatutory Stock Options.  Unless otherwise determined by the Administrator at the time of conversion or substitution, all Conversion Awards shall have the same terms and conditions as Awards generally granted by the Company under the Plan;

xiii.        to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

xiv.        to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy or under any other Company policy relating to Company stock and stock ownership and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

xv.         to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of the Award;

xvi.        to initiate an Option Exchange Program, including to reduce the exercise price of any Option or Stock Appreciation Right to the then-current Fair Market Value if the Fair Market Value of the Common Stock covered by such Award shall have declined since the date the Award was granted; and

xvii.       to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

(c)           Effect of Administrator’s Decision.  All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants and on all other persons.  The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

5.            Eligibility.

Awards may be granted to Employees, Consultants and Directors of the Company or any of its Affiliates; provided that Incentive Stock Options may be granted only to Employees of the Company or of a Subsidiary of the Company.

6.            Term of Plan.

The Plan shall become effective on the Effective Date.  It shall continue in effect for a term of ten (10) years from the later of the Effective Date or the date any amendment to add shares to the Plan is approved by shareholders of the Company unless terminated earlier under Section 15 of the Plan, provided however that in the absence of the approval by shareholders of the Company of an amendment to add shares to the Plan, no Incentive Stock Option shall be granted more than ten (10) years from the date the Plan is approved by the shareholders of the Company.  The Board amended and restated the Plan on December 30, 2009, March 10, 2010, March 7, 2012 and March 14, 2014 to, among other things, increase the amount of shares authorized for Awards under the Plan.

7.            Term of Award.

The term of each Award shall be determined by the Administrator and stated in the Award Agreement.  In the case of an Option, the term shall be ten (10) years from the Grant Date or such shorter term as may be provided in the Award Agreement; provided that an Incentive Stock Option granted to an Employee who on the Grant Date owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary shall have a term of no more than five (5) years from the Grant Date; and provided further that the term may be ten and one-half (10½) years (or a shorter period) in the case of Options granted to Employees in certain jurisdictions outside the United States as determined by the Administrator.

8.            Options.

The Administrator may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals, the satisfaction of an event or condition within the control of the Grantee or within the control of others.

(a)          Option Agreement.  Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option, (ii) the type of Option, (iii) the exercise price of the Shares and the means of payment for the Shares, (iv) the term of the Option, (v) such terms and conditions on the vesting or exercisability of an Option as may be determined from time to time by the Administrator, (vi) restrictions on the transfer of the Option or the Shares issued upon exercise of the Option and forfeiture provisions, and (vii) such further terms and conditions, in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

(b)          Exercise Price.  The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

i.            In the case of an Incentive Stock Option, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the Grant Date; provided however, that in the case of an Incentive Stock Option granted to an Employee who on the Grant Date owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the Grant Date.

ii.           In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the Grant Date.

iii.          Notwithstanding the foregoing, at the Administrator’s discretion, Conversion Awards may be granted in substitution or conversion of options of an acquired entity, with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of such substitution or conversion.

(c)          Vesting Period and Exercise Dates.  Options granted under this Plan shall vest or be exercisable at such time and in such installments during the period prior to the expiration of the Option’s term as determined by the Administrator.  The Administrator shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued employment, the passage of time or such performance requirements as deemed appropriate by the Administrator, or to grant fully vested Options.  At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant’s right to exercise all or part of the Option.

(d)          Form of Consideration.  The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. Acceptable forms of consideration may include:

i.            cash;

ii.           check or wire transfer (denominated in U.S. Dollars);

iii.          subject to the Company’s discretion to refuse for any reason and at any time to accept such consideration and subject to any conditions or limitations established by the Administrator, other Shares held by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

iv.          consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator;

v.           cashless “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issued upon exercise by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate exercise price; provided that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the exercise price not satisfied by such reduction in the number of whole Shares to be issued;

vi.          such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

vii.         any combination of the foregoing methods of payment.

(e)           Effect of Termination on Options.

i.            Generally.  Unless otherwise provided for by the Administrator and except as provided in Section 26 (Non-Employee Director Option Grant), upon a Grantee’s Termination of Employment other than as a result of circumstances described in Sections 8(e)(ii), (iii) and (iv) below, all outstanding Options granted to such Grantee that were vested and exercisable as of the date of the Grantee’s Termination of Employment may be exercised by the Grantee until the earlier of (A) three (3) months following Grantee’s Termination of Employment or (B) the expiration of the term of such Option; provided, however, that the Administrator may in the Option Agreement specify a period of time (but not beyond the expiration date of the Option) following Termination of Employment during which the Grantee may exercise the Option as to Shares that were vested and exercisable as of the date of Termination of Employment. To the extent such a period following Termination of Employment is specified, the Option shall automatically terminate at the end of such period to the extent the Grantee has not exercised it within such period.

ii.           Disability of Grantee.  Unless otherwise provided for by the Administrator and except as provided in Section 26 (Non-Employee Director Option Grant), upon a Grantee’s Termination of Employment as a result of the Grantee’s disability, including Total and Permanent Disability, all outstanding Options granted to such Grantee that were vested and exercisable as of the date of the Grantee’s Termination of Employment may be exercised by the Grantee until the earlier of (A) six (6) months following Grantee’s Termination of Employment as a result of Grantee’s disability, including Total and Permanent Disability or (B) the expiration of the term of such Option.  If the Participant does not exercise such Option within the time specified, the Option (to the extent not exercised) shall automatically terminate.

iii.           Death of Grantee.  Unless otherwise provided for by the Administrator, upon a Grantee’s Termination of Employment as a result of the Grantee’s death, all outstanding Options granted to such Grantee that were vested and exercisable as of the date of the Grantee’s death may be exercised until the earlier of (A) twelve (12) months following the Grantee’s death or (B) the expiration of the term of such Option.  If an Option is held by the Grantee when he or she dies, such Option may be exercised, to the extent the Option is vested and exercisable, by the beneficiary designated by the Grantee (as provided in Section 16 of the Plan), the executor or administrator of the Grantee’s estate or, if none, by the person(s) entitled to exercise the Option under the Grantee’s will or the laws of descent or distribution; provided that the Company need not accept exercise of an Option by such beneficiary, executor or administrator unless the Company has satisfactory evidence of such person’s authority to act as such.  If the Option is not so exercised within the time specified, such Option (to the extent not exercised) shall automatically terminate.  The Grantee’s service shall be deemed to have terminated on account of death if the Grantee dies within three (3) months (or such longer period as determined by the Administrator, in its discretion) after the Grantee’s Termination of Employment.

iv.          Termination for Cause.  The Administrator has the authority to cause all outstanding Awards held by a Grantee to terminate immediately in their entirety (including as to vested Options) upon first notification to the Grantee of the Grantee’s Termination of Employment for Cause.  If a Grantee’s employment or consulting relationship with the Company is suspended pending an investigation of whether the Grantee shall be terminated for Cause, the Administrator has the authority to cause all the Grantee’s rights under all outstanding Awards to be suspended during the investigation period in which event the Grantee shall have no right to exercise any outstanding Awards.

v.           Other Terminations of Employment.  The Administrator may provide in the applicable Option Agreement for different treatment of Options upon Termination of Employment of the Grantee than that specified above.

vi.          Extension of Exercise Period.  The Administrator shall have full power and authority to extend the period of time for which an Option is to remain exercisable following an Grantee’s Termination of Employment from the periods set forth in Sections 8(e)(i),(ii) and (iii) above or in the Option Agreement to such greater time as the Administrator shall deem appropriate, provided that in no event shall such Option be exercisable later than the date of expiration of the term of such Option as set forth in the Option Agreement.

vii.         Extension if Exercise Prevented by Law.  Notwithstanding the foregoing, other than a termination for Cause, if a sale within the applicable time periods set forth in Section 8(e) above or in the Option Agreement is prevented by Section 18 below, the Option shall remain exercisable until thirty (30) days after the date the Grantee is notified by the Company that the Option is exercisable, but in any event no later than the Option expiration date.

viii.        Extension if Subject to Section 16(b).  Notwithstanding the foregoing, other than a termination for Cause, if a sale within the applicable time periods set forth in Section 8(e) above or in the Option Agreement would subject the Grantee to a suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of shares by the Grantee would no longer be subject to suit, (ii) the one hundred ninetieth (190th) day after Grantee’s Termination of Employment, or (iii) the Option expiration date.

(f)           Leave of Absence.  The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any leave that is not a leave required to be provided to the Grantee under Applicable Law. In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon an Grantee’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Grantee continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

9.            Incentive Stock Option Limitations/Terms.

(a)           Eligibility.  Only employees (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or any of its Subsidiaries may be granted Incentive Stock Options.

(b)           $100,000 Limitation.  Notwithstanding the designation “Incentive Stock Option” in an Option Agreement, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Grantee during any calendar year (under all plans of the Company and any of its Subsidiaries) exceeds U.S. $100,000, such Options shall be treated as Nonstatutory Stock Options.  For purposes of this Section 9(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the Grant Date.

(c)           Transferability.  An Incentive Stock Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner by the Grantee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Grantee, may only be exercised by the Grantee. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonstatutory Stock Option. The designation of a beneficiary by a Grantee will not constitute a transfer.

(d)           Exercise Price.  The per Share exercise price of an Incentive Stock Option shall be determined by the Administrator in accordance with Section 8(b)(i) of the Plan.

(e)           Other Terms.  Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Administrator, with the applicable provisions of Section 422 of the Code.

10.          Exercise of Option.

(a)           Procedure for Exercise.

i.           Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the respective Option Agreement.

ii.           An Option shall be deemed exercised when the Company receives (A) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option; (B) full payment for the Shares with respect to which the related Option is exercised; and (C) payment of all applicable withholding taxes (if any).

iii.           An Option may not be exercised for a fraction of a Share.

(b)           Rights as a Shareholder.  The Company shall issue (or cause to be issued) such Shares as administratively practicable after the Option is exercised. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse.  Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.

11.          Stock Awards.

(a)           Stock Award Agreement.  Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment for the Shares, (iii) the performance criteria (including Qualifying Performance Criteria), if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable or vested, (iv) such terms and conditions on the grant, issuance, vesting, settlement or forfeiture of the Shares as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the Stock Award and (vi) such further terms and conditions in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

(b)           Restrictions and Performance Criteria.  The grant, issuance, retention, settlement or vesting of each Stock Award or the Shares subject thereto may be subject to such performance criteria (including Qualifying Performance Criteria) and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations or completion of service by the Grantee.  Unless otherwise permitted in compliance with the requirements of Code Section 162(m) with respect to an Award intended to comply as “performance-based compensation” thereunder, the Committee shall establish the Qualifying Performance Criteria applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable performance period, or (b) the date on which 25% of the performance period has elapsed, and in any event at a time when the achievement of the applicable Qualifying Performance Criteria remains substantially uncertain.

(c)           Forfeiture.  Unless otherwise provided for by the Administrator, upon the Grantee’s Termination of Employment, the Stock Award and the Shares subject thereto shall be forfeited, provided that to the extent that the Participant purchased or earned any Shares, the Company shall have a right to repurchase the unvested Shares at such price and on such terms and conditions as the Administrator determines.

(d)           Rights as a Shareholder. Unless otherwise provided by the Administrator in the Award Agreement, the Participant shall have the rights equivalent to those of a shareholder and shall be a shareholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant.  Unless otherwise provided by the Administrator, a Participant holding Stock Units shall not be entitled to receive dividend payments or any credit therefor as if he or she was an actual shareholder.

 (e)          Stock Appreciation Rights.

i.            General.  Stock Appreciation Rights may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan.  The Board may grant Stock Appreciation Rights to eligible Participants subject to terms and conditions not inconsistent with this Plan and determined by the Board. The specific terms and conditions applicable to the Participant shall be provided for in the Stock Award Agreement. Stock Appreciation Rights shall be exercisable, in whole or in part, at such times as the Board shall specify in the Stock Award Agreement.

ii.           Exercise of Stock Appreciation Right.  Upon the exercise of a Stock Appreciation Right, in whole or in part, the Participant shall be entitled to a payment in an amount equal to the excess of the Fair Market Value on the date of exercise of a fixed number of Shares covered by the exercised portion of the Stock Appreciation Right, over the Fair Market Value on the Grant Date of the Shares covered by the exercised portion of the Stock Appreciation Right (or such other amount calculated with respect to Shares subject to the Award as the Board may determine). The amount due to the Participant upon the exercise of a Stock Appreciation Right shall be paid in such form of consideration as determined by the Board and may be in cash, Shares or a combination thereof, over the period or periods specified in the Stock Award Agreement.  A Stock Award Agreement may place limits on the amount that may be paid over any specified period or periods upon the exercise of a Stock Appreciation Right, on an aggregate basis or as to any Participant.  A Stock Appreciation Right shall be considered exercised when the Company receives written notice of exercise in accordance with the terms of the Stock Award Agreement from the person entitled to exercise the Stock Appreciation Right.

iii.          Nonassignability of Stock Appreciation Rights.  Except as determined by the Administrator, no Stock Appreciation Right shall be assignable or otherwise transferable by the Participant except by will or by the laws of descent and distribution.

12.          Cash Awards.

(a)           Cash Award.  Each Cash Award shall contain provisions regarding (i) the target and maximum amount payable to the Grantee as a Cash Award, (ii) the performance criteria and level of achievement versus these criteria which shall determine the amount of such payment, (iii) the period as to which performance shall be measured for establishing the amount of any payment, (iv) the timing of any payment earned by virtue of performance, (v) restrictions on the alienation or transfer of the Cash Award prior to actual payment, (vi) forfeiture provisions, and (vii) such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Administrator.  The maximum amount payable as a Cash Award may be a multiple of the target amount payable, but the maximum amount payable pursuant to that portion of a Cash Award granted under this Plan for any fiscal year to any Grantee that is intended to satisfy the requirements for “performance based compensation” under Section 162(m) of the Code shall not exceed U.S. $1,000,000.

(b)           Performance Criteria.  The Administrator shall establish the performance criteria and level of achievement versus these criteria which shall determine the target and the minimum and maximum amount payable under a Cash Award, which criteria may be based on financial performance or personal performance evaluations. The Committee may specify the percentage of the target Cash Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Notwithstanding anything to the contrary herein, the performance criteria for any portion of a Cash Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be a measure established by the Committee based on one or more Qualifying Performance Criteria selected by the Committee and specified in writing not later than the earlier of (a) the date ninety (90) days after the commencement of the applicable performance period, or (b) the date on which 25% of the performance period has elapsed, and in any event at a time when the achievement of the applicable Qualifying Performance Criteria remains substantially uncertain.

(c)           Timing and Form of Payment.  The Administrator shall determine the timing of payment of any Cash Award. The Administrator may provide for or, subject to such terms and conditions as the Administrator may specify, may permit a Grantee to elect for the payment of any Cash Award to be deferred to a specified date or event. The Administrator may specify the form of payment of Cash Awards, which may be cash or other property, or may provide for a Grantee to have the option for his or her Cash Award, or such portion thereof as the Administrator may specify, to be paid in whole or in part in cash or other property.

(d)           Termination of Employment.  The Administrator shall have the discretion to determine the effect a Termination of Employment due to (i) disability, (ii) death, or (iii) otherwise shall have on any Cash Award.

13.          Other Provisions Applicable to Awards.

(a)           Non-Transferability of Awards.  Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner for value other than by beneficiary designation, will or by the laws of descent or distribution.  Subject to Section 9(c), the Administrator may in its discretion make an Award transferable to a Grantee’s family member or any other person or entity as it deems appropriate.  If the Administrator makes an Award transferable, either at the time of grant or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be deemed to be bound by such terms upon acceptance of such transfer.

(b)           Qualifying Performance Criteria.  For purposes of this Plan, the term “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, Affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Administrator in the Award: (i) cash flow; (ii) earnings (including gross margin; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings before taxes; and net earnings); (iii) earnings per share; (iv) growth in earnings or earnings per share; (v) stock price; (vi) return on equity or average shareholders’ equity; (vii) total shareholder return; (viii) return on capital; (ix) return on assets or net assets; (x) return on investment; (xi) revenue or growth in revenue; (xii) income or net income; (xiii) operating income or net operating income, in aggregate or per share; (xiv) operating profit or net operating profit; (xv) operating margin; (xvi) return on operating revenue; (xvii) market share; (xviii) contract awards or backlog; (xix) overhead or other expense reduction; (xx) growth in shareholder value relative to the moving average of the S&P 500 Index or a peer group index; (xxi) credit rating; (xxii) strategic plan development and implementation (including individual performance objectives that relate to achievement of the Company’s or any business unit’s strategic plan); (xxiii) improvement in workforce diversity; (xxiv) growth of revenue, operating income or net income; (xxv) efficiency ratio; (xxvi) ratio of nonperforming assets to total assets; and (xxvii) any other similar criteria.  The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (A) asset write-downs; (B) litigation or claim judgments or settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; and (E) any gains or losses classified as extraordinary or as discontinued operations in the Company’s financial statements.

(c)           Certification.  Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall certify the extent to which any Qualifying Performance Criteria and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock).

(d)           Discretionary Adjustments Pursuant to Section 162(m).  Notwithstanding satisfaction of any completion of any Qualifying Performance Criteria, to the extent specified at the time of grant of an Award to “covered employees” within the meaning of Section 162(m) of the Code, the number of Shares, Options or other benefits granted, issued, retainable or vested under an Award on account of satisfaction of such Qualifying Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

(e)           Tax Withholding Obligation.  As a condition of the grant, issuance, vesting, exercise or settlement of an Award granted under the Plan, the Participant shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with such grant, issuance, vesting, exercise or settlement of the Award. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

(f)           Compliance with Section 409A.  Notwithstanding anything to the contrary contained herein, to the extent that the Administrator determines that any Award granted under the Plan is subject to Code Section 409A and unless otherwise specified in the applicable Award Agreement, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary for such Award to avoid the consequences described in Code Section 409A(a)(1), and to the maximum extent permitted under Applicable Law (and unless otherwise stated in the applicable Award Agreement), the Plan and the Award Agreements shall be interpreted in a manner that results in their conforming to the requirements of Code Section 409A(a)(2), (3) and (4) and any Department of Treasury or Internal Revenue Service regulations or other interpretive guidance issued under Section 409A (whenever issued, “Authority”).  Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement provides otherwise, with specific reference to this sentence), to the extent that a Participant holding an Award that constitutes “deferred compensation” under Section 409A or any Authority is a “specified employee” (also as defined thereunder), no distribution or payment of any amount shall be made before a date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A or any Authority) or, if earlier, the date of the Participant’s death.

(g)           Deferral of Award Benefits.  The Administrator may in its discretion and upon such terms and conditions as it determines appropriate permit one or more Participants whom it selects to (a) defer compensation payable pursuant to the terms of an Award, or (b) defer compensation arising outside the terms of this Plan pursuant to a program that provides for deferred payment in satisfaction of such other compensation amounts through the issuance of one or more Awards.  Any such deferral arrangement shall be evidenced by an Award Agreement in such form as the Administrator shall from time to time establish, and no such deferral arrangement shall be a valid and binding obligation unless evidenced by a fully executed Award Agreement, the form of which the Administrator has approved, including through the Administrator’s establishing a written program (the “Program”) under this Plan to govern the form of Award Agreements participating in such Program.  Any such Award Agreement or Program shall specify the treatment of dividends or dividend equivalent rights (if any) that apply to Awards governed thereby, and shall further provide that any elections governing payment of amounts pursuant to such Program shall be in writing, shall be delivered to the Company or its agent in a form and manner that complies with Code Section 409A or any Authority, and shall specify the amount to be distributed in settlement of the deferral arrangement, as well as the time and form of such distribution in a manner that complies with Code Section 409A or any Authority.

14.           Adjustments upon Changes in Capitalization, Dissolution, or Change in Control

(a)           Changes in Capitalization.  Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Award, the number of shares of Common Stock which have been authorized for issuance under the Plan, but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation, forfeiture or expiration of an Award, the price per Share subject to each such outstanding Award and the share limit set forth in Section 3, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, payment of a dividend or distribution in a form other than stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of the shares of Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b)           Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised or the Shares subject thereto issued to the Grantee and unless otherwise determined by the Administrator, an Award will terminate immediately prior to the consummation of such proposed transaction.

(c)           Change in Control.  In the event there is a Change in Control of the Company, as determined by the Board or a Committee, the Board or Committee may, in its discretion, (i) provide for the assumption or substitution of, or adjustment (including to the number and type of Shares and exercise or purchase price applicable) to, each outstanding Award; (ii) accelerate the vesting of Options and terminate any restrictions on Stock Awards; or (iii) provide for termination of Awards as a result of the Change in Control on such terms and conditions as it deems appropriate, including providing for the cancellation of Awards for a cash or other payment to the Participant.
For purposes of this Section 14(c), an Award shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Change in Control, as the case may be, each holder of an Award would be entitled to receive upon exercise of the Award the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares covered by the Award at such time (after giving effect to any adjustments in the number of Shares covered by the Award as provided for in Section 14(a)); provided that if such consideration received in the transaction is not solely common stock of the successor corporation, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the Award to be solely common stock of the successor corporation equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction. The treatment of Cash Awards in a transaction governed by this Section 14(c) shall be governed by the applicable Award Agreement.

15.          Amendment and Termination of the Plan.

(a)           Amendment and Termination.  The Administrator may amend, alter or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the shareholders of the Company in the manner and to the extent required by Applicable Law.  To the extent required to comply with Section 162(m), the Company shall seek re-approval of the Plan from time to time by the shareholders.  In addition, without limiting the foregoing, unless approved by the shareholders of the Company, no such amendment shall be made that would:

i.           materially increase the maximum number of Shares for which Awards may be granted under the Plan, other than an increase pursuant to Section 14 of the Plan; or

ii.          change the class of persons eligible to receive Awards under the Plan.

Notwithstanding the above, the Administrator may issue conditional Award Agreements subject to approval of the shareholders of the Company in the manner and to the extent required by Applicable Law.

(b)           Effect of Amendment or Termination.  No amendment, suspension or termination of the Plan shall impair the rights of any Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company; provided further that the Administrator may amend an outstanding Award in order to conform it to the Administrator’s intent (in its sole discretion) that such Award not be subject to Code Section 409A(a)(1)(B).  Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

(c)           Effect of the Plan on Other Arrangements.  Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of restricted stock, stock options or cash bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.  The value of Awards granted pursuant to the Plan will not be included as compensation, earnings, salaries or other similar terms used when calculating an Grantee’s benefits under any employee benefit plan sponsored by the Company or any Subsidiary except as such plan otherwise expressly provides.

16.           Designation of Beneficiary.

(a)           A Grantee may file a written designation of a beneficiary who is to receive the Grantee’s rights pursuant to Grantee’s Award or the Grantee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan.  To the extent that Grantee has completed a designation of beneficiary while employed with the Company, such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Grantee to the extent enforceable under Applicable Law.

(b)           Such designation of beneficiary may be changed by the Grantee at any time by written notice.  In the event of the death of a Grantee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Grantee’s death, the Company shall allow the executor or administrator of the estate of the Grantee to exercise the Award, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may allow the spouse or one or more dependents or relatives of the Grantee to exercise the Award to the extent permissible under Applicable Law or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

17.           No Right to Awards or to Employment.  No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving a Grantee the right to continue in the employ or service of the Company or its Affiliates.  Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Employee, Consultant or Grantee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

18.           Legal Compliance.  Subject to Section 22, Shares shall not be issued pursuant to the exercise of an Option or Stock Award unless the exercise of such Option or Stock Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

19.           Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20.           Notice.  Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received.

21.           Governing Law; Interpretation of Plan and Awards.

(a)           To the extent not otherwise governed by mandatory provisions of the Code, the securities laws of the United States, or the Employee Retirement Income Security Act of 1974, this Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of New York.

(b)           In the event that any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms of the Plan or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

(c)           The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.

(d)           The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

(e)           All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. Subject to the claims procedure set forth in Section 25, if the Participant believes that a decision by the Administrator with respect to such person was arbitrary or capricious, the Participant may request arbitration with respect to such decision.  The review by the arbitrator shall be limited to determining whether the Administrator’s decision was arbitrary or capricious.  This arbitration shall be the sole and exclusive review permitted of the Administrator’s decision, and the Grantee shall as a condition to the receipt of an Award be deemed to explicitly waive any right to judicial review.

(f)           Notice of demand for arbitration shall be made in writing to the Administrator within thirty (30) days after the applicable decision by the Administrator.  The arbitrator shall be selected from amongst those members of the Board who are neither Administrators nor Employees. If there are no such members of the Board, the arbitrator shall be selected by the Board.  The arbitrator shall be an individual who is an attorney licensed to practice law in the State of New York. Such arbitrator shall be neutral within the meaning of the Commercial Rules of Dispute Resolution of the American Arbitration Association; provided, however, that the arbitration shall not be administered by the American Arbitration Association.  Any challenge to the neutrality of the arbitrator shall be resolved by the arbitrator whose decision shall be final and conclusive.  The arbitration shall be administered and conducted by the arbitrator pursuant to the Commercial Rules of Dispute Resolution of the American Arbitration Association.  The decision of the arbitrator on the issue(s) presented for arbitration shall be final and conclusive and may be enforced in any court of competent jurisdiction.

22.           Limitation on Liability.  The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, a Grantee or any other persons as to:

(a)           The Non-Issuance of Shares.  The non-issuance or sale of Shares (including under Section 18 above) as to which the Company has been unable, or the Arbitration deems it infeasible, to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

(b)           Tax Consequences.  Any tax consequence realized by any Participant, Employee, Grantee or other person due to the receipt, vesting, exercise or settlement of any Option or other Award granted hereunder or due to the transfer of any Shares issued hereunder.  The Participant is responsible for, and by accepting an Award under the Plan agrees to bear, all taxes of any nature that are legally imposed upon the Participant in connection with an Award, and the Company does not assume, and will not be liable to any party for, any cost or liability arising in connection with such tax liability legally imposed on the Participant. In particular, Awards issued under the Plan may be characterized by the Internal Revenue Service (the “IRS”) as “deferred compensation” under the Code resulting in additional taxes, including in some cases interest and penalties. In the event the IRS determines that an Award constitutes deferred compensation under the Code or challenges any good faith characterization made by the Company or any other party of the tax treatment applicable to an Award, the Participant will be responsible for the additional taxes, and interest and penalties, if any, that are determined to apply if such challenge succeeds, and the Company will not reimburse the Participant for the amount of any additional taxes, penalties or interest that result.

(c)           Forfeiture.  The requirement that a Participant forfeit an Award, or the benefits received or to be received under an Award, pursuant to any Applicable Law.

23.           Indemnification.  In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Company or an Affiliate, members of the Board and any officers or employees of the Company or an Affiliate to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in any such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

24.           Unfunded Plan.  Insofar as it provides for Awards, the Plan shall be unfunded.  Although bookkeeping accounts may be established with respect to Grantees who are granted Stock Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience.  The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company or the Administrator be deemed to be a trustee of stock or cash to be awarded under the Plan.  Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company.  Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation which may be created by this Plan.

25.           Claims Procedure.

(a)           In the event the Company fails to make any payments under the Plan as agreed, to obtain payment under the Plan, the Participant must file a written claim with the Company on such forms as shall be furnished to him by the Company.  If a claim for payment is denied by the Company, in whole or in part, the Company shall provide adequate notice in writing to the Participant within ninety (90) days after receipt of the claim unless special circumstances require an extension of time for processing the claim.  If such an extension of time for processing is required, written notice indicating the special circumstances and the date by which a final decision is expected to be rendered shall be furnished to the Participant. In no event shall the period of extension exceed one hundred eighty (180) days after receipt of the claim.  The notice of denial of the claim shall set forth:  (i) the specific reason or reasons for the denial; (ii) specific reference to pertinent provisions of the Agreement on which the denial is based; (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and (iv) a statement that any appeal of the denial must be made by giving to the Company, within sixty (60) days after receipt of the notice of the denial, written notice of such appeal, such notice to include a full description of the pertinent issues and basis of the claim.  The Participant may review pertinent documents and submit issues and comments in writing to the Company.  If the Participant fails to appeal such action to the Company in writing within the prescribed period of time, the Company’s adverse determination shall be final, binding and conclusive.

(b)           If the Participant appeals the denial of a claim for payment within the appropriate time, the Participant must submit the notice of appeal and all relevant materials to the Administrator.  The Administrator may hold a hearing or otherwise ascertain such facts as it deems necessary and shall render a decision which shall be binding upon both parties.  The decision of the Administrator shall be made within sixty (60) days after the receipt of the notice of appeal, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible but not later than one hundred twenty (120) days after receipt of the request for review.  If such an extension of time is required, written notice of the extension shall be furnished to the Participant prior to the commencement of the extension.  The decision of the Administrator shall be in writing, shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the provisions of the Plan on which the decision is based and shall be promptly furnished to the Participant.

26.           Non-Employee Director Option Grant.  The provisions of this Section 26 shall apply only to certain grants of Options to Non-Employee Directors, as provided below.  Except as set forth in this Section 26 the other provisions of the Plan shall apply to grants of Options to Non-Employee Directors to the extent not inconsistent with this Section.  For purposes of interpreting Section 8 of the Plan and this Section 26, a Non-Employee Director’s service as a member of the Board or the board of directors of any Subsidiary shall be deemed to be employment with the Company.

(a)           General.  Non-Employee Directors shall receive Nonqualified Stock Options in accordance with this Section 26.

(b)           Initial Grants of Options.  A Non-Employee Director who first becomes a Non-Employee Director shall receive a pro-rata amount (based on projected partial or whole months of service to the following Non-Employee Director Grant Date) of a Non-Employee Director Annual Grant on his date of appointment as a Non-Employee Director.  A Non-Employee Director who first becomes the Chairman of the Board, the Chairman of the Audit Committee, the Chairman of the Compensation Committee and/or the Chairman of the Nominating and Corporate Governance Committee on or after January 5, 2013 shall receive a pro-rata amount (based on projected partial or whole months of service to the following Non-Employee Director Grant Date) of the applicable grant or grants of options described in Section 26(c) on his date of appointment as the Chairman of the Board, the Chairman of the Audit Committee, the Chairman of the Compensation Committee and/or the Chairman of the Nominating and Corporate Governance Committee.  The Options granted under this paragraph shall be granted without action by the Administrator.

(c)           Annual Grants of Options.  On each Non-Employee Director Grant Date, each Non-Employee Director shall receive a Non-Employee Director Annual Grant.  On each Non-Employee Director Grant Date on or after January 5, 2013, if the Chairman of the Board is a Non-Employee Director, the Chairman of the Board shall receive an award of a Nonstatutory Stock Option to purchase 10,000 shares of Common Stock.  On each Non-Employee Director Grant Date on or after January 5, 2013, the Chairman of the Audit Committee shall receive an award of a Nonstatutory Stock Options to purchase 10,000 shares of Common Stock.  On each Non-Employee Director Grant Date on or after January 5, 2013, the Chairman of the Compensation Committee shall receive an award of a Nonstatutory Stock Options to purchase 7,500 shares of Common Stock.  On each Non-Employee Director Grant Date on or after January 5, 2013, the Chairman of the Nominating and Corporate Governance Committee shall receive an award of a Nonstatutory Stock Options to purchase 7,500 shares of Common Stock.  The Options granted under this paragraph shall be granted without action by the Administrator, and shall have an exercise price equal to the Fair Market Value on the date of grant.

(d)          Vesting of Options.  Options granted under this Section 26 shall be fully vested on the date of grant.

(e)           Duration.  Each Option granted to a Non-Employee Director shall expire on the first to occur of (i) the tenth anniversary of the date of grant of the Option and (ii) the first anniversary of the Non-Employee Director’s termination of service as a member of the Board, other than termination for Cause, and in such event Section 8(e)(iv) shall apply.

ARISTA POWER, INC.
ANNUAL MEETING OF SHAREHOLDERS
WEDNESDAY, MAY 28, 2014

PROXY

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Annual Report for 2013, Notice of Meeting, Proxy Statement and proxy card are available at:
www.aristapower.com/2014annualmeeting

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Arista Power, Inc. (the “Company”) hereby appoints William A. Schmitz and Molly Hedges, and each, as attorney and agent with full power of substitution, to vote as proxy all the shares of common stock of the Company that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on May 28, 2014 and at any adjournment(s) thereof, hereby revoking any proxy heretofore given, in the manner indicated on the reverse hereof and in their discretion on such other matters as may properly come before said meeting or any adjournments thereof.

To vote by mail, please sign and date the card on the reverse side and return promptly by mail in the enclosed, postage pre-paid envelope.

If you wish to vote in accordance with the recommendations of the Board of Directors, you may just sign and date below and mail in the postage pre-paid envelope provided.  Specific choices may be made on the reverse side.

Dated                                           , 2014

Signature

–––––––––––––––––––––
Signature if held jointly

When signing as Executor, Administrator,
Trustee or the like, please give full title.

This proxy will be voted as directed, or if no direction is indicated, will be voted FOR the nominees and FOR Proposals 2 and 3 and for “3 Years” for Proposal 4.  Any proxy which is executed in such a manner as not to withhold authority to vote for the election of a director nominee shall be deemed to grant such authority.

The Board of Directors recommends a vote FOR the nominees and FOR Proposals 2 and 3 and for “3 Years” for Proposal 4.

☒  Please mark your vote as in this example.

(1) Election of Director (except as specified below)	FOR THE ☐ NOMINEES LISTED BELOW	WITHHOLD AUTHORITY ☐ TO VOTE FOR THE NOMINEE LISTED BELOW	EXCEPTIONS ☐

A	Proposals — The Board of Directors recommends a vote “FOR” the nominees listed.

1.	Election of Directors:	For	Against	Abstain

	01 – William A. Schmitz	☐	☐	☐

	02 – George Naselaris	☐	☐	☐

Instructions: To withhold vote for any individual nominee, or class of nominees, mark the “Exceptions” box and write that nominee’s name(s) in the space provided below.

–––––––––––––––––––––

B. Proposals — THE BOARD OF DIRECTORS RECOMMENDS VOTES “FOR” PROPOSALS 2 AND 3 AND FOR “3 YEARS” ON PROPOSAL 4.

		For	Against	Abstain			For	Against	Abstain

2.	Approval of an amendment to the Company’s Amended and Restated 2008 Equity Incentive Plan to increase shares issuable under the Plan by 2,000,000	☐	☐	☐	3.	Advisory vote on executive compensation	☐	☐	☐
		1 years	2 years	3 years		Abstain
4.	Advisory vote on frequency of future advisory votes on executive compensation	☐	☐	☐		☐

Note: Such other business as may properly come before the meeting or any adjournment thereof.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign below exactly as name appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If signing in the name of a corporation or partnership, please sign full corporate or partnership name and indicate title of authorized signatory.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

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ARISTA POWER - ANNUAL MEETING – May 28, 2014

THANK YOU FOR VOTING